UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	May 31, 2006

Date of reporting period:	May 31, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders

Columbia Management®

Columbia Strategic Income Fund

Annual Report – May 31, 2006

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

President's Message

Table of contents

Performance Information	1

Understanding Your Expenses	2

Economic Update	3

Portfolio Managers' Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	36

Statement of Operations	37

Statement of Changes in Net Assets	38

Financial Highlights	40

Notes to Financial Statements	45

Report of Independent Registered Public Accounting Firm	54

Fund Governance	55

Columbia Funds	59

Important Information About This Report	61

The views expressed in the President's Message reflect the current views of Columbia Funds. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and Columbia Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains the most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. We are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800-345-6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended May 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued financial clients, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Performance Information – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment

06/01/96 – 05/31/06 ($)

sales charge	without	with
Class A	18,682	17,795
Class B	17,339	17,339
Class C	17,597	17,597
Class J	18,198	17,651
Class Z	18,900	n/a

Growth of a $10,000 Investment 06/01/96 – 05/31/06

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Strategic Income Fund during the stated time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of U.S. Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 05/31/06 (%)

Share class	A		B		C		J		Z
Inception	04/21/77		05/15/92		07/01/97		11/02/98		01/29/99
Sales charge	without	with	without	with	without	with	without	with	without
1-year	3.24	-1.67	2.48	-2.31	2.79	1.83	2.88	-0.21	3.51
5-year	8.09	7.05	7.29	6.99	7.48	7.48	7.71	7.05	8.26
10-year	6.45	5.93	5.66	5.66	5.81	5.81	6.17	5.85	6.57

Average annual total return as of 03/31/06 (%)

Share class	A		B		C		J		Z
Sales charge	without	with	without	with	without	with	without	with	without
1-year	3.58	-1.34	2.65	-2.14	2.96	2.00	3.06	-0.03	3.69
5-year	7.88	6.83	7.04	6.74	7.23	7.23	7.46	6.80	8.04
10-year	6.49	5.97	5.68	5.68	5.84	5.84	6.20	5.88	6.61

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares and 3.00% for class J shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance reflects any voluntary waivers or reimbursements of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum required may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The share performance information for classes J and Z (newer class shares) includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to the inception of the newer class shares. These class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception of class J shares would have been lower and the returns for the class Z shares would have been higher. Class C is a newer class of shares. Its performance information includes returns of the fund's Class B shares for periods prior to the inception of class C shares. Class B shares would have substantially similar annual returns because class B and class C shares have similar expense structures. Class A shares were initially offered on April 21, 1977, class B shares were initially offered on May 15, 1992, class C shares initially offered on July 1, 1997, class J shares were initially offered on November 2, 1998 and class Z shares were initially offered on January 29, 1999.

Understanding Your Expenses – Columbia Strategic Income Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/05 -05/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,018.80	1,020.04	4.93	4.94	0.98
Class B	1,000.00	1,000.00	1,016.75	1,016.31	8.70	8.70	1.73
Class C	1,000.00	1,000.00	1,017.45	1,017.05	7.95	7.95	1.58
Class J	1,000.00	1,000.00	1,018.75	1,018.15	6.84	6.84	1.36
Class Z	1,000.00	1,000.00	1,020.19	1,021.24	3.73	3.73	0.74

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of expenses for class C, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

Economic Update – Columbia Strategic Income Fund

The US economy fired on all cylinders during the 12-month period that began June 1, 2005 and ended May 31, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.6% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late last summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter.

In the first half of 2006, the economy regained considerable momentum. GDP growth rebounded to 5.3%. Yet, the once strong housing market began to show signs of slowing. After months of steady rebound, consumer confidence took a dive in May as Americans grew apprehensive about the economy, in general, and the labor market in particular. And inflation edged higher as record-high energy prices took a bigger bite out of household budgets.

After a solid start, bond market sputters

The US bond market delivered positive, but modest returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, rose more than one full percentage point and ended the period at 5.13%. In this environment, the Lehman Brothers Aggregate Bond Index returned negative 0.48% for the 12-month period. High-yield bonds led the fixed-income markets. The Credit Suisse High-Yield Index returned 7.38%.

Eight short-term rate hikes—and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 3.00% to 5.00% in eight consecutive one-quarter point increases. In the wake of Hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, outgoing Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large-company stock market performance—returned a respectable 8.64% for this reporting period. Small- and mid-cap stocks did even better. The Russell 2000 Growth Index and Russell 2000 Value Index both returned 18.22%. Energy stocks led the US stock market as commodity prices continued to climb. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 28.24%.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Credit Suisse High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The S&P 500 Index is an unmanaged index that tracks the performance of 500 widely held, large-capitalization US stocks. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Russell 2000 Growth Index, an unmanaged index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended May 31, 2006

■  Investment-grade bonds delivered negative returns, as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Credit Suisse High Yield Index.

1 year return as of 05/31/06:

  -0.48%
  Lehman Index

  +7.38%
  Credit Suisse Index

■  Despite volatility, the broad stock market, as measured by the S&P 500 Index, returned 8.64%. Small-cap growth stocks were the period's best performers within the US stock market, as measured by the Russell 2000 Growth Index.

  +8.64%
   S&P Index

  +18.22%
  Russell Index

Portfolio Manager's Report – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the 12-month period ended May 31, 2006, the fund's class A shares returned 3.24% without sales charge.

■  A decision to reduce exposure to emerging markets prior to their decline aided return as did a timely shift away from investments denominated in US dollars.

■  A relatively high allocation to high-yield securities also aided the fund's return relative to competing funds.

Holdings discussed

in this report as of 5/31/06 (%)

Continental Airlines, Inc.	0.2
LaBranche & Co., Inc.	0.2
MedQuest, Inc.	0.1
HCA, Inc.	0.2
Abitibi-Consolidated, Inc.	0.1

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

For the 12-month period ended May 31, 2006, class A shares of Columbia Strategic Income Fund returned 3.24% without sales charge. Fund performance exceeded that of the Lehman Brothers Government/Credit Bond Index1, which returned negative 1.10% for the period. The fund also outperformed the 3.19% average return of the Lipper Multi-Sector Income Funds Category.2 A relatively high allocation to high-yield securities contributed to the fund's favorable relative performance Investments in emerging markets, coupled with a timely decision to reduce exposure before the sector declined, also aided the fund's return. Neither sector is represented in the index.

Tactical allocation decisions aided performance

Global economic vitality sparked demand that drove up prices for oil, copper and other industrial commodities and stimulated high levels of business activity in several emerging markets. Fund holdings in South America and Russia, important commodity exporters, responded favorably to elevated prices. However, we began to modify our emerging market holdings in the second half of 2005, becoming more defensive and locking in profits as prices moved higher and yields moved lower. Our shift away from what we believed to be the riskiest emerging markets was not immediately rewarded as emerging market securities continued to appreciate after we reduced the fund's exposure. However, they lost ground later in the period as investors grew concerned about a global slowdown, and our decision ultimately benefited the fund's returns.

Throughout the period the portfolio was positioned for a weaker US dollar, and we grew even more bearish about the dollar's prospects as the period wore on. In general, currency exposure aided performance during the period. Bonds denominated in Canadian dollars, euros and British pounds outperformed US Treasuries, in local currency terms, and a weaker US dollar added to the outperformance. In the US market, yields rose sharply, driving prices lower. Foreign yields also rose, but less dramatically than in the United States, contributing to relative outperformance.

The fund's large stake in the strong performing high-yield sector also played a key role in the period's returns, especially relative to some of its peers. Bonds in the financial, wireless and utility sectors added to performance. Gainers included Continental Airlines, Inc., which benefited from increased passenger traffic and improving financials. LaBranche & Co., Inc., a finance company that reported better-than-expected results during the period, was another strong performer. By contrast, bonds of MedQuest, Inc. struggled following a downgrade. HCA, Inc. suffered amid a challenging environment for healthcare companies, while the inability to pass on higher costs hurt papermaker Abitibi-Consolidated, Inc. In addition, we missed out

1The Lehman Brothers Government/Credit Bond Index is an unmanaged index that tracks the performance of US Government and corporate bonds rated investment grade or better, with maturities of at least one year. Unlike the funds, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustments for the effect of sales loads.

Columbia Strategic Income Fund

on some stronger performance that lower quality bonds continued to deliver during this reporting period because we raised the portfolio's overall quality. However, we continue to believe that our decision to increase the quality within the fund's high-yield holdings will prove to be prudent going forward.

Finally, US Treasuries were disappointing as the sector sagged under pressure from rising interest rates and concerns regarding the future strength of the economy. However, our focus on shorter-duration Treasuries helped offset the impact of declining prices. Duration is a measure of interest-rate sensitivity.

Looking ahead

We believe that higher gasoline prices, costlier mortgages and more tangible signs of inflation may soon begin eating into consumer spending, which represents more than two-thirds of US economic activity. Under that scenario, US growth could shift lower, while growth in Europe and Japan may continue to look healthy. Significant current account trade and budget deficits should also continue to weigh on the dollar. In addition, global interest rates could begin to rise, cutting into the dollar's current yield advantage. Because US economic activity fuels businesses around the world, a US slowdown could ultimately dampen global economic growth. With these possibilities in mind, we expect to remain defensively positioned in emerging markets, where continued volatility seems likely while valuations remain high compared to issues of developed nations. We have emphasized emerging markets that we judge to be relatively more stable and have generally moved out of emerging markets that we believe to be relatively more risky. We expect to continue to maintain a sizeable commitment to high-yield issues. Several years of strong economic growth have left many corporate balance sheets healthier and, in general, better positioned to weather a slowdown in economic activity. Although the sector has been a stellar performer and valuations appear high at this juncture, supply and demand for high-yield issues appears to be reasonably well-aligned.

Portfolio Management

Laura A. Ostrander

■  Investment experience since 1985

■  With the fund since 2000

Kevin L. Cronk, CFA

■  Investment experience since 1994

■  With the fund since 2005

Thomas A. LaPointe, CFA

■  Investment experience since 1994

■  With the fund since 2005

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. High-yield bonds issued by foreign entities have greater potential risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

Investing in emerging markets may involve greater risks than investing in more developed countries. In addition, concentration of investments in a single region may result in greater volatility.

Fund Profile – Columbia Strategic Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 05/31/06:

  +3.24%
   Class A Shares

  -1.10%
  Lehman Brothers Government/Credit Bond Index

Management Style

Quality breakdown as of 05/31/06 (%)
AAA	47.0
AA	0.5
A	2.7
BBB	8.9
BB	12.3
B	21.5
CCC	4.9
CC	0.4
Non-rated	1.8
Portfolio structure as of 05/31/06 (%)
Corporate fixed income bonds and notes	38.5
Foreign governments obligations	30.8
US government obligations	18.0
Mortgage-Backed securities	5.5
Asset-Backed securities	2.0
US government agencies	1.4
Convertible bonds	0.3
Municipal bonds (Taxable)	0.2
Collateralized mortgage obligations	0.0
Common stocks	0.0
Short-term obligations, net other assets & liabilities	3.3

Net asset value per share as of 05/31/06 (%)
Class A	5.88
Class B	5.88
Class C	5.89
Class J	5.87
Class Z	5.83
Distributions declared per share 06/01/05 – 05/31/06 ($)
Class A	0.46
Class B	0.42
Class C	0.43
Class J	0.44
Class Z	0.48
SEC yields as of 05/31/06 (%)
Class A	5.09
Class B	4.57
Class C	4.72
Class J	4.35
Class Z	5.58

Quality breakdown is calculated as a percentage of investments. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of The McGraw-Hill Companies, Inc. Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk. Portfolio structure is calculated as a percentage of net assets. Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

Management Style is determined by Columbia Management, and is based on the investment strategy and process as outlined in the fund's prospectus.

Investment Portfolio – Columbia Strategic Income Fund May 31, 2006

Government & Agency Obligations – 50.2%

Foreign Government Obligations – 30.8%		Par ($)		Value ($)
Aries Vermoegensverwaltungs GmbH
	6.182% 10/25/07	EUR	2,500,000	3,331,642
	7.750% 10/25/09(a)		2,750,000	3,910,419
	9.600% 10/25/14	USD	750,000	925,425
Corp. Andina de Fomento
	6.375% 06/18/09	EUR	4,350,000	5,944,520
European Investment Bank
	5.500% 12/07/11	GBP	5,250,000	10,081,957
Federal Republic of Brazil
	7.375% 02/03/15	EUR	4,950,000	6,866,226
	8.750% 02/04/25	USD	10,920,000	11,602,500
	11.000% 08/17/40		4,600,000	5,616,600
Federal Republic of Germany
	4.250% 07/04/14	EUR	12,990,000	17,024,744
	5.000% 07/04/12		5,010,000	6,828,978
	5.250% 07/04/10		1,580,000	2,146,207
	6.000% 07/04/07		10,720,000	14,127,766
Government of Canada
	4.500% 06/01/15	CAD	12,220,000	11,128,354
	10.000% 06/01/08		18,530,000	18,684,094
Government of New Zealand
	6.000% 07/15/08	NZD	5,200,000	3,286,181
	6.000% 11/15/11		10,800,000	6,897,500
Kingdom of Norway
	5.500% 05/15/09	NOK	100,170,000	17,244,488
	6.000% 05/16/11		82,830,000	14,814,992
Kingdom of Spain
	5.500% 07/30/17	EUR	13,410,000	19,392,774
Kingdom of Sweden
	5.000% 01/28/09	SEK	112,860,000	16,279,446
	6.750% 05/05/14		111,500,000	18,503,632
New South Wales Treasury Corp.
	8.000% 03/01/08	AUD	11,360,000	8,839,819
Province of Ontario
	5.000% 03/08/14	CAD	8,200,000	7,592,165
Province of Quebec
	6.000% 10/01/12		7,155,000	6,965,196
	6.000% 10/01/29		4,030,000	4,093,880
Republic of Bulgaria
	8.250% 01/15/15	USD	9,145,000	10,458,222
	8.250% 01/15/15(a)		300,000	342,750
Republic of Chile
	5.500% 01/15/13		3,171,000	3,115,507
Republic of Colombia
	8.125% 05/21/24		3,325,000	3,491,250
	9.750% 04/09/11		5,051,596	5,468,353
	11.375% 01/31/08	EUR	3,285,000	4,672,436
Republic of France
	3.000% 10/25/15		11,505,000	13,626,654
	4.000% 10/25/09		10,820,000	14,051,251
	4.000% 04/25/14		8,220,000	10,600,473
Republic of Panama
	8.875% 09/30/27	USD	7,270,000	8,487,725
	9.375% 07/23/12		3,600,000	4,104,000
Republic of Peru
	7.500% 10/14/14	EUR	2,855,000	3,978,509
	9.875% 02/06/15	USD	1,100,000	1,292,500
Republic of Poland
	5.750% 03/24/10	PLN	41,730,000	13,958,415
Republic of South Africa
	5.250% 05/16/13	EUR	6,625,000	8,772,822
	6.500% 06/02/14	USD	7,346,000	7,502,102
	13.000% 08/31/10	ZAR	24,000,000	4,257,277

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Government & Agency Obligations (continued)

Foreign Government Obligations (continued)		Par ($)		Value ($)
Republic of Venezuela
	5.360% 12/18/07(b)(c)	USD	380,920	380,920
	9.250% 09/15/27		10,295,000	12,302,525
Russian Federation
	5.000% 03/31/30 (7.500% 03/31/07)(d)		13,860,000	14,827,428
	11.000% 07/24/18		5,752,000	8,002,758
	12.750% 06/24/28		7,430,000	12,640,659
Treasury Corp. of Victoria
	6.250% 10/15/12	AUD	10,500,000	8,032,853
United Kingdom Treasury
	5.000% 09/07/14	GBP	710,000	1,361,667
	5.750% 12/07/09		2,550,000	4,928,644
	8.000% 06/07/21		2,860,000	7,326,665
	9.000% 07/12/11		5,350,000	11,946,011
United Mexican States
	7.500% 03/08/10	EUR	5,040,000	7,177,710
	8.125% 12/30/19	USD	5,720,000	6,406,400
	8.375% 01/14/11		11,520,000	12,556,800
	11.375% 09/15/16		7,590,000	10,333,785
Foreign Government Obligations Total				478,534,576
U.S. Government Agencies – 1.4%
Federal Farm Credit Bank
	5.000% 08/25/10		8,600,000	8,423,734
Federal Home Loan Mortgage Corp.
	5.125% 10/15/08		1,280,000	1,274,001
	5.750% 03/15/09		1,010,000	1,020,657
	6.750% 03/15/31		406,000	467,270
Federal National Mortgage Association
	2.625% 11/15/06		394,000	389,329
	3.250% 08/15/08		8,000,000	7,658,536
	4.375% 07/17/13		3,003,000	2,809,015
U.S. Government Agencies Total				22,042,542
U.S. Government Obligations – 18.0%
U.S. Treasury Bonds
	7.500% 11/15/24		18,400,000	22,981,305
	8.875% 02/15/19		21,827,000	28,997,519
	10.375% 11/15/12		52,000,000	55,837,028
	10.625% 08/15/15		29,415,000	41,139,642
	12.500% 08/15/14		52,151,000	63,569,201
U.S. Treasury Notes
	2.750% 06/30/06		2,550,000	2,545,915
	4.000% 06/15/09		4,650,000	4,517,219
	5.000% 02/15/11		29,500,000	29,495,398
	7.000% 07/15/06		20,000,000	20,045,320
U.S. Treasury STRIPS
	(e) 11/15/08		7,000,000	6,193,152
	(e) 11/15/13		2,250,000	1,543,435
	(e) 05/15/23		4,550,000	1,828,354
U.S. Government Obligations Total				278,693,488
	Total Government & Agency Obligations (cost of $768,435,010)			779,270,606

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes – 38.6%

Basic Materials – 3.3%		Par ($)		Value ($)
Chemicals – 1.7%
Agricultural Chemicals – 0.4%
IMC Global, Inc.
	10.875% 08/01/13		1,610,000	1,815,275
Terra Capital, Inc.
	12.875% 10/15/08		2,345,000	2,685,025
UAP Holding Corp.
	(f) 07/15/12 (10.750% 01/15/08)		1,630,000	1,572,950
United Agri Products
	8.250% 12/15/11		755,000	813,890
				6,887,140
Chemicals-Diversified – 1.1%
BCP Crystal US Holdings Corp.
	9.625% 06/15/14		1,250,000	1,375,000
EquiStar Chemicals LP
	10.625% 05/01/11		1,990,000	2,159,150
Huntsman International LLC
	8.125% 01/01/15(a)		1,935,000	1,867,275
Huntsman LLC
	11.500% 07/15/12		670,000	760,450
Ineos Group Holdings PLC
	7.875% 02/15/16(a)	EUR	1,265,000	1,543,976
	8.500% 02/15/16(a)	USD	1,510,000	1,421,288
Innophos Investments Holdings, Inc.
	PIK, 13.170% 02/15/15(b)		1,190,404	1,193,380
Lyondell Chemical Co.
	9.625% 05/01/07		2,650,000	2,726,187
NOVA Chemicals Corp.
	6.500% 01/15/12		2,650,000	2,451,250
	8.405% 11/15/13(b)		1,175,000	1,192,625
				16,690,581
Chemicals-Specialty – 0.2%
Chemtura Corp.
	6.875% 06/01/16		730,000	711,750
Rhodia SA
	8.875% 06/01/11		2,612,000	2,634,855
				3,346,605
	Chemicals Total			26,924,326
Forest Products & Paper – 1.0%
Paper & Related Products – 1.0%
Abitibi-Consolidated, Inc.
	8.375% 04/01/15		2,225,000	2,124,875
Boise Cascade LLC
	7.125% 10/15/14		1,360,000	1,237,600
	7.943% 10/15/12(b)		2,635,000	2,654,762
Buckeye Technologies, Inc.
	8.500% 10/01/13		1,310,000	1,287,075
Georgia-Pacific Corp.
	8.000% 01/15/24		3,075,000	2,982,750
Neenah Paper, Inc.
	7.375% 11/15/14		740,000	688,200
NewPage Corp.
	10.000% 05/01/12		1,455,000	1,553,213
	12.000% 05/01/13		630,000	680,400

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Basic Materials (continued)		Par ($)	Value ($)
Forest Products & Paper (continued)
Paper & Related Products (continued)
Norske Skog
	7.375% 03/01/14	1,495,000	1,375,400
	8.625% 06/15/11	1,080,000	1,074,600
			15,658,875
	Forest Products & Paper Total		15,658,875
Iron/Steel – 0.2%
Steel-Producers – 0.1%
Steel Dynamics, Inc.
	9.500% 03/15/09	970,000	1,011,225
			1,011,225
Steel-Specialty – 0.1%
UCAR Finance, Inc.
	10.250% 02/15/12	1,240,000	1,320,600
			1,320,600
	Iron/Steel Total		2,331,825
Metals & Mining – 0.4%
Mining Services – 0.0%
Hudson Bay Mining & Smelting Co., Ltd.
	9.625% 01/15/12	625,000	687,500
			687,500
Non-Ferrous Metals – 0.4%
Codelco, Inc.
	5.500% 10/15/13	6,000,000	5,845,740
			5,845,740
	Metals & Mining Total		6,533,240
Basic Materials Total			51,448,266
Communications – 7.9%
Media – 3.3%
Broadcast Services/Programs – 0.2%
Fisher Communications, Inc.
	8.625% 09/15/14	1,120,000	1,167,600
Xm Satellite Radio, Inc.
	9.750% 05/01/14(a)	1,400,000	1,302,000
			2,469,600
Cable TV – 1.4%
Atlantic Broadband Finance LLC
	9.375% 01/15/14	1,830,000	1,756,800
Charter Communications Holdings II LLC
	10.250% 09/15/10	3,980,000	3,989,950
Charter Communications Holdings LLC
	9.920% 04/01/14	5,355,000	3,293,325

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications (continued)		Par ($)	Value ($)
Media (continued)
Cable TV (continued)
CSC Holdings, Inc.
	7.250% 04/15/12(a)	2,955,000	2,918,062
	7.625% 04/01/11	2,500,000	2,525,000
EchoStar DBS Corp.
	6.625% 10/01/14	3,390,000	3,212,025
Insight Midwest LP
	9.750% 10/01/09	1,665,000	1,706,625
Telenet Group Holding NV
	(f) 06/15/14 (11.500% 12/15/08)(a)	2,172,000	1,824,480
			21,226,267
Multimedia – 0.3%
Advanstar Communications, Inc.
	15.000% 10/15/11	1,555,000	1,634,694
Lamar Media Corp.
	6.625% 08/15/15	1,815,000	1,737,862
Quebecor Media, Inc.
	7.750% 03/15/16(a)	1,985,000	2,004,850
			5,377,406
Publishing-Newspapers – 0.1%
Hollinger, Inc.
	11.875% 03/01/11(a)	734,000	734,000
	12.875% 03/01/11(a)	1,636,000	1,703,485
			2,437,485
Publishing-Periodicals – 0.9%
Dex Media East LLC/Dex Media East Finance Co.
	9.875% 11/15/09	1,000,000	1,058,750
Dex Media West LLC
	9.875% 08/15/13	4,397,000	4,803,722
Dex Media, Inc.
	(f) 11/15/13 (9.000% 11/15/08)	1,775,000	1,499,875
PriMedia, Inc.
	8.000% 05/15/13	3,070,000	2,763,000
RH Donnelley Corp.
	8.875% 01/15/16(a)	1,870,000	1,874,675
WDAC Subsidiary Corp.
	8.375% 12/01/14(a)	1,835,000	1,800,594
			13,800,616
Radio – 0.1%
CMP Susquehanna Corp.
	9.875% 05/15/14(a)	1,750,000	1,706,250
			1,706,250
Television – 0.3%
LIN Television Corp.
	6.500% 05/15/13	1,795,000	1,682,813
Sinclair Broadcast Group, Inc.
	8.750% 12/15/11	2,280,000	2,385,450
			4,068,263
	Media Total		51,085,887

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications (continued)		Par ($)	Value ($)
Telecommunication Services – 4.6%
Cellular Telecommunications – 1.8%
Digicel Ltd.
	9.250% 09/01/12(a)	2,270,000	2,392,013
Dobson Cellular Systems, Inc.
	8.375% 11/01/11	2,470,000	2,565,713
	9.875% 11/01/12	2,550,000	2,766,750
Horizon PCS, Inc.
	11.375% 07/15/12	1,355,000	1,536,231
iPCS Escrow Co.
	11.500% 05/01/12	750,000	845,625
Nextel Communications, Inc.
	7.375% 08/01/15	3,645,000	3,761,867
Nextel Partners, Inc.
	8.125% 07/01/11	1,915,000	2,022,719
Rogers Cantel, Inc.
	9.750% 06/01/16	2,408,000	2,805,320
Rogers Wireless, Inc.
	8.000% 12/15/12	1,480,000	1,531,800
Rural Cellular Corp.
	8.250% 03/15/12	2,380,000	2,466,275
	9.750% 01/15/10	440,000	446,600
	10.899% 11/01/12(a)(b)	1,680,000	1,757,700
US Unwired, Inc.
	10.000% 06/15/12	2,540,000	2,835,037
			27,733,650
Satellite Telecommunications – 0.6%
Inmarsat Finance II PLC
	(f) 11/15/12 (10.375% 11/15/08)	2,855,000	2,455,300
Intelsat Bermuda, Ltd.
	8.250% 01/15/13	3,910,000	3,890,450
PanAmSat Corp.
	9.000% 08/15/14	1,346,000	1,399,840
Zeus Special Subsidiary Ltd.
	(f) 02/01/15 (9.250% 02/01/10)(a)	1,875,000	1,350,000
			9,095,590
Telecommunication Equipment – 0.1%
Lucent Technologies, Inc.
	6.450% 03/15/29	2,305,000	2,011,113
			2,011,113
Telecommunication Services – 0.5%
Embarq Corp.
	7.082% 06/01/16	840,000	842,618
	7.995% 06/01/36	840,000	845,146
Nordic Telephone Co. Holdings ApS
	8.250% 05/01/16(a)	1,285,000	1,691,881
	8.875% 05/01/16(a)	600,000	624,000
Syniverse Technologies, Inc.
	7.750% 08/15/13	1,615,000	1,610,962
Time Warner Telecom Holdings, Inc.
	9.250% 02/15/14	2,350,000	2,508,625
			8,123,232

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications (continued)		Par ($)	Value ($)
Telecommunication Services (continued)
Telephone-Integrated – 1.5%
Axtel SA de CV
	11.000% 12/15/13	434,000	487,708
Cincinnati Bell, Inc.
	7.000% 02/15/15	3,750,000	3,637,500
Citizens Communications Co.
	9.000% 08/15/31	3,090,000	3,232,912
NTL Cable PLC
	8.750% 04/15/14	855,000	1,128,466
Qwest Capital Funding, Inc.
	6.875% 07/15/28	4,190,000	3,676,725
Qwest Communications International, Inc.
	7.500% 02/15/14	2,630,000	2,600,413
Qwest Corp.
	7.500% 06/15/23	2,910,000	2,793,600
	8.875% 03/15/12	2,835,000	3,040,537
US LEC Corp.
	13.620% 10/01/09(b)	1,395,000	1,497,881
			22,095,742
Wireless Equipment – 0.1%
American Towers, Inc.
	7.250% 12/01/11	1,865,000	1,911,625
			1,911,625
	Telecommunication Services Total		70,970,952
Communications Total			122,056,839
Consumer Cyclical – 6.3%
Airlines – 0.2%
Airlines – 0.2%
Continental Airlines, Inc.
	7.568% 12/01/06	2,895,000	2,895,000
			2,895,000
	Airlines Total		2,895,000
Apparel – 0.5%
Apparel Manufacturers – 0.5%
Broder Brothers Co.
	11.250% 10/15/10	1,315,000	1,245,962
Levi Strauss & Co.
	9.750% 01/15/15	3,440,000	3,569,000
Phillips-Van Heusen Corp.
	7.250% 02/15/11	1,230,000	1,236,150
	8.125% 05/01/13	1,140,000	1,179,900
			7,231,012
	Apparel Total		7,231,012

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)		Par ($)	Value ($)
Auto Manufacturers – 0.1%
Auto-Cars/Light Trucks – 0.1%
General Motors Corp.
	8.375% 07/15/33	1,570,000	1,193,200
			1,193,200
	Auto Manufacturers Total		1,193,200
Auto Parts & Equipment – 0.6%
Auto/Truck Parts & Equipment-Original – 0.1%
TRW Automotive, Inc.
	9.375% 02/15/13	2,135,000	2,305,800
			2,305,800
Auto/Truck Parts & Equipment-Replacement – 0.2%
Commercial Vehicle Group
	8.000% 07/01/13	1,835,000	1,807,475
Rexnord Corp.
	10.125% 12/15/12	1,486,000	1,634,600
			3,442,075
Rubber-Tires – 0.3%
Goodyear Tire & Rubber Co.
	9.000% 07/01/15	4,105,000	4,187,100
			4,187,100
	Auto Parts & Equipment Total		9,934,975
Distribution/Wholesale – 0.1%
Distribution/Wholesale – 0.1%
Buhrmann US, Inc.
	7.875% 03/01/15	1,315,000	1,318,288
			1,318,288
	Distribution/Wholesale Total		1,318,288
Entertainment – 0.5%
Gambling (Non-Hotel) – 0.1%
Global Cash Access LLC
	8.750% 03/15/12	1,924,000	2,039,440
			2,039,440
Music – 0.3%
Steinway Musical Instruments, Inc.
	7.000% 03/01/14(a)	1,635,000	1,600,256
Warner Music Group
	7.375% 04/15/14	2,455,000	2,430,450
			4,030,706
Resorts/Theme Parks – 0.1%
Six Flags, Inc.
	9.625% 06/01/14	2,030,000	2,014,775
			2,014,775
	Entertainment Total		8,084,921

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)		Par ($)	Value ($)
Home Builders – 0.5%
Building-Residential/Commercial – 0.5%
D.R. Horton, Inc.
	9.750% 09/15/10	3,070,000	3,432,346
K. Hovnanian Enterprises, Inc.
	6.375% 12/15/14	1,920,000	1,740,000
	8.875% 04/01/12	1,270,000	1,312,862
Standard Pacific Corp.
	9.250% 04/15/12	490,000	499,800
			6,985,008
	Home Builders Total		6,985,008
Home Furnishings – 0.1%
Home Furnishings – 0.1%
Sealy Mattress Co.
	8.250% 06/15/14	1,295,000	1,353,275
			1,353,275
	Home Furnishings Total		1,353,275
Leisure Time – 0.2%
Leisure & Recreational Products – 0.1%
K2, Inc.
	7.375% 07/01/14	1,540,000	1,516,900
			1,516,900
Recreational Centers – 0.1%
Town Sports International, Inc.
	(f) 02/01/14 (11.000% 02/01/09)	2,620,000	2,079,625
			2,079,625
	Leisure Time Total		3,596,525
Lodging – 2.4%
Casino Hotels – 2.3%
CCM Merger, Inc.
	8.000% 08/01/13(a)	2,525,000	2,430,313
Chukchansi Economic Development Authority
	8.780% 11/15/12(a)(b)	1,435,000	1,463,700
Circus & Eldorado/Silver Legacy Capital Corp.
	10.125% 03/01/12	1,780,000	1,891,250
Eldorado Casino Shreveport/ Shreveport Capital Corp.
	10.000% 08/01/12(c)	4,186,621	3,349,297
Galaxy Entertainment Finance Co., Ltd.
	9.875% 12/15/12(a)	1,705,000	1,773,200
Greektown Holdings LLC
	10.750% 12/01/13(a)	2,005,000	2,125,300
Hard Rock Hotel, Inc.
	8.875% 06/01/13	2,920,000	3,168,200

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)		Par ($)	Value ($)
Lodging (continued)
Casino Hotels (continued)
Inn of the Mountain Gods Resort & Casino
	12.000% 11/15/10	880,000	948,200
Kerzner International Ltd.
	6.750% 10/01/15	2,940,000	3,101,700
MGM Mirage
	6.000% 10/01/09	1,750,000	1,715,000
	6.750% 09/01/12	3,055,000	3,005,356
	8.500% 09/15/10	1,695,000	1,794,581
Mohegan Tribal Gaming Authority
	6.125% 02/15/13	1,200,000	1,141,500
Pinnacle Entertainment, Inc.
	8.250% 03/15/12	3,100,000	3,177,500
Station Casinos, Inc.
	6.000% 04/01/12	2,355,000	2,249,025
Wynn Las Vegas LLC
	6.625% 12/01/14	2,745,000	2,614,612
			35,948,734
Hotels & Motels – 0.1%
Hilton Hotels Corp.
	7.500% 12/15/17	1,555,000	1,617,446
			1,617,446
	Lodging Total		37,566,180
Retail – 1.0%
Retail-Automobiles – 0.2%
Asbury Automotive Group, Inc.
	8.000% 03/15/14	2,235,000	2,226,619
AutoNation, Inc.
	7.000% 04/15/14(a)	745,000	737,550
	7.045% 04/15/13(a)(b)	450,000	456,750
			3,420,919
Retail-Drug Stores – 0.1%
Rite Aid Corp.
	7.500% 01/15/15	1,670,000	1,640,775
			1,640,775
Retail-Home Furnishings – 0.2%
Tempur-Pedic, Inc.
	10.250% 08/15/10	2,411,000	2,585,798
			2,585,798
Retail-Propane Distributors – 0.3%
AmeriGas Partners LP
	7.125% 05/20/16	1,670,000	1,607,375
Ferrellgas Partners LP
	8.750% 06/15/12	1,720,000	1,750,100
Inergy LP/Inergy Finance Corp.
	8.250% 03/01/16	1,400,000	1,435,000
			4,792,475

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)		Par ($)	Value ($)
Retail (continued)
Retail-Restaurants – 0.2%
Dave & Buster's, Inc.
	11.250% 03/15/14(a)	1,300,000	1,313,000
Landry's Restaurants, Inc.
	7.500% 12/15/14	1,805,000	1,701,212
			3,014,212
	Retail Total		15,454,179
Textiles – 0.1%
Textile-Products – 0.1%
INVISTA
	9.250% 05/01/12(a)	1,440,000	1,526,400
			1,526,400
	Textiles Total		1,526,400
Consumer Cyclical Total			97,138,963
Consumer Non-Cyclical – 5.5%
Agriculture – 0.2%
Tobacco – 0.2%
Alliance One International, Inc.
	11.000% 05/15/12	1,670,000	1,592,762
Reynolds American, Inc.
	7.625% 06/01/16(a)	1,405,000	1,401,488
			2,994,250
	Agriculture Total		2,994,250
Beverages – 0.2%
Beverages-Non-Alcoholic – 0.1%
Cott Beverages, Inc.
	8.000% 12/15/11	1,730,000	1,734,325
			1,734,325
Beverages-Wine/Spirits – 0.1%
Constellation Brands, Inc.
	8.000% 02/15/08	545,000	558,625
	8.125% 01/15/12	1,525,000	1,578,375
			2,137,000
	Beverages Total		3,871,325
Biotechnology – 0.2%
Medical-Biomedical/Gene – 0.2%
Bio-Rad Laboratories, Inc.
	7.500% 08/15/13	2,455,000	2,485,687
			2,485,687
	Biotechnology Total		2,485,687

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)		Par ($)	Value ($)
Commercial Services – 1.8%
Commercial Services – 0.1%
Iron Mountain, Inc.
	7.750% 01/15/15	2,035,000	2,035,000
			2,035,000
Commercial Services-Finance – 0.1%
Dollar Financial Group, Inc.
	9.750% 11/15/11	1,090,000	1,171,750
			1,171,750
Consulting Services – 0.1%
FTI Consulting
	7.625% 06/15/13	1,170,000	1,193,400
			1,193,400
Funeral Services & Related Items – 0.2%
Service Corp. International
	6.750% 04/01/16	850,000	804,313
	7.700% 04/15/09	1,655,000	1,688,100
			2,492,413
Printing-Commercial – 0.2%
Quebecor World Capital Corp.
	8.750% 03/15/16(a)	2,130,000	1,998,700
	10.250% 08/15/11	1,290,000	1,315,800
			3,314,500
Private Corrections – 0.3%
Corrections Corp. of America
	6.250% 03/15/13	2,560,000	2,432,000
GEO Group, Inc.
	8.250% 07/15/13	2,290,000	2,341,525
			4,773,525
Rental Auto/Equipment – 0.8%
Ashtead Holdings PLC
	8.625% 08/01/15(a)	2,255,000	2,297,281
Avis Budget Car Rental LLC
	7.625% 05/15/14(a)	1,135,000	1,146,350
	7.750% 05/15/16(a)	750,000	757,500
Hertz Corp.
	8.875% 01/01/14(a)	2,055,000	2,152,612
NationsRent, Inc.
	9.500% 10/15/10	2,710,000	2,913,250
United Rentals North America, Inc.
	6.500% 02/15/12	2,580,000	2,483,250
United Rentals, Inc.
	7.750% 11/15/13	765,000	755,438
			12,505,681
	Commercial Services Total		27,486,269

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)		Par ($)	Value ($)
Cosmetics/Personal Care – 0.2%
Cosmetics & Toiletries – 0.2%
DEL Laboratories, Inc.
	8.000% 02/01/12	1,695,000	1,419,562
Elizabeth Arden, Inc.
	7.750% 01/15/14	2,045,000	2,055,225
			3,474,787
	Cosmetics/Personal Care Total		3,474,787
Food – 0.5%
Food-Confectionery – 0.1%
Merisant Co.
	9.500% 07/15/13	1,590,000	1,089,150
			1,089,150
Food-Miscellaneous/Diversified – 0.3%
Dole Food Co., Inc.
	8.625% 05/01/09	2,222,000	2,188,670
Pinnacle Foods Holding Corp.
	8.250% 12/01/13	2,785,000	2,757,150
Reddy Ice Holdings, Inc.
	(f) 11/01/12 (10.500% 11/01/08)	1,365,000	1,139,775
			6,085,595
Food-Retail – 0.1%
Stater Brothers Holdings, Inc.
	8.125% 06/15/12	830,000	830,000
			830,000
	Food Total		8,004,745
Healthcare Services – 1.0%
Dialysis Centers – 0.1%
DaVita, Inc.
	7.250% 03/15/15	1,940,000	1,896,350
			1,896,350
Medical-HMO – 0.1%
Coventry Health Care, Inc.
	8.125% 02/15/12	1,770,000	1,849,568
			1,849,568
Medical-Hospitals – 0.4%
HCA, Inc.
	7.875% 02/01/11	2,270,000	2,354,959
Tenet Healthcare Corp.
	9.875% 07/01/14	3,770,000	3,835,975
			6,190,934
Medical-Outpatient/Home Medical – 0.1%
Select Medical Corp.
	7.625% 02/01/15	1,190,000	1,062,075
			1,062,075

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)		Par ($)		Value ($)
Healthcare Services (continued)
MRI/Medical Diagnostic Imaging – 0.1%
MedQuest, Inc.
	11.875% 08/15/12		980,000	886,900
MQ Associates, Inc.
	(f) 08/15/12 (12.250% 08/15/08)		1,135,000	442,650
				1,329,550
Physician Practice Management – 0.2%
US Oncology Holdings, Inc.
	10.320% 03/15/15(b)		815,000	828,244
US Oncology, Inc.
	9.000% 08/15/12		2,525,000	2,663,875
				3,492,119
	Healthcare Services Total			15,820,596
Household Products/Wares – 0.5%
Consumer Products-Miscellaneous – 0.4%
American Greetings Corp.
	7.375% 06/01/16		1,080,000	1,093,500
Amscan Holdings, Inc.
	8.750% 05/01/14		1,810,000	1,642,575
Jostens IH Corp.
	7.625% 10/01/12		1,910,000	1,881,350
Scotts Co.
	6.625% 11/15/13		2,150,000	2,098,937
				6,716,362
Office Supplies & Forms – 0.1%
ACCO Brands Corp.
	7.625% 08/15/15		1,600,000	1,532,000
				1,532,000
	Household Products/Wares Total			8,248,362
Pharmaceuticals – 0.9%
Medical-Drugs – 0.3%
Elan Finance PLC
	7.750% 11/15/11		3,050,000	2,996,625
Warner Chilcott Corp.
	8.750% 02/01/15		1,840,000	1,844,600
				4,841,225
Medical-Generic Drugs – 0.2%
Mylan Laboratories, Inc.
	6.375% 08/15/15		2,545,000	2,455,925
				2,455,925
Medical-Wholesale Drug Distribution – 0.2%
AmerisourceBergen Corp.
	5.875% 09/15/15(a)		1,355,000	1,307,799
Nycomed A/S
	PIK, 11.750% 09/15/13(a)	EUR	1,990,204	2,659,622
				3,967,421

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)		Par ($)		Value ($)
Pharmaceuticals (continued)
Pharmacy Services – 0.1%
Omnicare, Inc.
	6.750% 12/15/13	USD	980,000	950,600
				950,600
Vitamins & Nutrition Products – 0.1%
NBTY, Inc.
	7.125% 10/01/15		1,520,000	1,459,200
				1,459,200
	Pharmaceuticals Total			13,674,371
Consumer Non-Cyclical Total				86,060,392
Energy – 5.5%
Coal – 0.4%
Coal – 0.4%
Arch Western Finance LLC
	6.750% 07/01/13		2,525,000	2,461,875
Massey Energy Co.
	6.875% 12/15/13(a)		3,120,000	2,987,400
				5,449,275
	Coal Total			5,449,275
Oil & Gas – 2.2%
Oil & Gas Drilling – 0.1%
Pride International, Inc.
	7.375% 07/15/14		1,530,000	1,564,425
				1,564,425
Oil Companies-Exploration & Production – 1.8%
Chesapeake Energy Corp.
	6.375% 06/15/15		1,355,000	1,277,088
	7.500% 06/15/14		2,145,000	2,187,900
Compton Petroleum Corp.
	7.625% 12/01/13		1,820,000	1,774,500
Delta Petroleum Corp.
	7.000% 04/01/15		565,000	519,800
El Paso Production Holding Co.
	7.750% 06/01/13		1,500,000	1,533,750
Forest Oil Corp.
	8.000% 12/15/11		1,300,000	1,358,500
Magnum Hunter Resources, Inc.
	9.600% 03/15/12		1,592,000	1,699,460
Newfield Exploration Co.
	6.625% 04/15/16		1,575,000	1,508,062
PEMEX Finance Ltd.
	9.150% 11/15/18		2,485,000	2,870,665
	10.610% 08/15/17		1,650,000	2,038,125
Pemex Project Funding Master Trust
	5.430% 12/03/12(a)(b)		6,450,000	6,450,000
Pogo Producing Co.
	6.625% 03/15/15		1,310,000	1,244,500
Quicksilver Resources, Inc.
	7.125% 04/01/16		1,065,000	1,019,738

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Energy (continued)		Par ($)	Value ($)
Oil & Gas (continued)
Oil Companies-Exploration & Production (continued)
Whiting Petroleum Corp.
	7.250% 05/01/12	2,575,000	2,526,719
XTO Energy, Inc.
	7.500% 04/15/12	340,000	365,781
			28,374,588
Oil Refining & Marketing – 0.3%
Premcor Refining Group, Inc.
	7.500% 06/15/15	1,790,000	1,861,600
Tesoro Petroleum Corp.
	6.625% 11/01/15(a)	1,900,000	1,833,500
			3,695,100
	Oil & Gas Total		33,634,113
Oil & Gas Services – 1.0%
Oil-Field Services – 1.0%
Gazprom
	9.625% 03/01/13	5,760,000	6,653,952
Gazprom International SA
	7.201% 02/01/20	5,250,000	5,378,625
Hornbeck Offshore Services, Inc.
	Series B, 6.125% 12/01/14	2,205,000	2,045,137
Newpark Resources, Inc.
	8.625% 12/15/07	1,841,000	1,841,000
			15,918,714
	Oil & Gas Services Total		15,918,714
Oil, Gas & Consumable Fuels – 0.4%
Oil Company-Integrated – 0.4%
Qatar Petroleum
	5.579% 05/30/11(a)	7,000,000	6,970,883
			6,970,883
	Oil, Gas & Consumable Fuels Total		6,970,883
Pipelines – 1.5%
Pipelines – 1.5%
Atlas Pipeline Partners LP
	8.125% 12/15/15(a)	1,365,000	1,402,538
Colorado Interstate Gas Co.
	6.800% 11/15/15(a)	2,695,000	2,708,475
El Paso Corp.
	7.625% 09/01/08(a)	1,000,000	1,017,500
	7.750% 06/15/10(a)	2,390,000	2,449,750
Northwest Pipeline Corp.
	8.125% 03/01/10	760,000	798,950
Pacific Energy Partners LP/Pacific Energy Finance Corp.
	6.250% 09/15/15	2,360,000	2,194,800

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Energy (continued)		Par ($)		Value ($)
Pipelines (continued)
Pipelines (continued)
Sonat, Inc.
	7.625% 07/15/11		4,330,000	4,389,537
Southern Natural Gas Co.
	8.875% 03/15/10		1,375,000	1,462,656
Williams Companies, Inc.
	6.375% 10/01/10(a)		5,180,000	5,186,475
	8.125% 03/15/12		1,730,000	1,831,638
				23,442,319
	Pipelines Total			23,442,319
Energy Total				85,415,304
Financials – 2.6%
Banks – 0.1%
Commercial Banks-Southern US – 0.0%
First Union National Bank
	5.800% 12/01/08		382,000	384,142
				384,142
Super-Regional Banks-US – 0.1%
Bank One Corp.
	6.000% 08/01/08		623,000	629,255
				629,255
	Banks Total			1,013,397
Diversified Financial Services – 2.2%
Finance-Auto Loans – 0.8%
Ford Motor Credit Co.
	7.375% 02/01/11		3,605,000	3,249,248
General Motors Acceptance Corp.
	6.875% 09/15/11		4,085,000	3,844,955
	8.000% 11/01/31		5,180,000	4,869,200
				11,963,403
Finance-Consumer Loans – 0.3%
SLM Corp.
	6.500% 06/15/10	NZD	7,865,000	4,926,007
				4,926,007
Finance-Credit Card – 0.0%
American Express Co.
	5.500% 09/12/06	USD	325,000	325,052
				325,052
Finance-Investment Banker/Broker – 0.4%
E*Trade Financial Corp.
	8.000% 06/15/11		2,360,000	2,448,500
JPMorgan Chase & Co.
	7.250% 06/01/07		345,000	350,826
LaBranche & Co., Inc.
	11.000% 05/15/12		3,395,000	3,726,013
				6,525,339

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Financials (continued)		Par ($)		Value ($)
Diversified Financial Services (continued)
Finance-Mortgage Loan/Banker – 0.0%
Countrywide Home Loans, Inc.
	5.500% 08/01/06		541,000	541,033
				541,033
Special Purpose Entity – 0.7%
Dow Jones CDX High Yield Index
	8.750% 12/29/10(a)		6,416,550	6,668,515
ERAP
	3.750% 04/25/10	EUR	2,600,000	3,339,591
Hughes Network Systems LLC/HNS Finance Corp.
	9.500% 04/15/14(a)	USD	700,000	707,000
Prudential Funding LLC
	6.600% 05/15/08(a)		388,000	395,548
				11,110,654
	Diversified Financial Services Total			35,391,488
Real Estate Investment Trusts – 0.3%
REITS-Hotels – 0.2%
Host Marriott LP
	6.750% 06/01/16(a)		2,715,000	2,647,125
				2,647,125
REITS-Regional Malls – 0.1%
Rouse Co. LP/TRC Co-Issuer, Inc.
	6.750% 05/01/13(a)		1,750,000	1,738,744
				1,738,744
	Real Estate Investment Trusts Total			4,385,869
Financials Total				40,790,754
Industrials – 5.4%
Aerospace & Defense – 0.6%
Aerospace/Defense-Equipment – 0.4%
BE Aerospace, Inc.
	8.500% 10/01/10		2,462,000	2,615,875
Sequa Corp.
	8.875% 04/01/08		1,249,000	1,305,205
	9.000% 08/01/09		1,165,000	1,234,900
TransDigm, Inc.
	8.375% 07/15/11		1,510,000	1,604,375
				6,760,355
Electronics-Military – 0.2%
Condor Systems, Inc.
	11.875% 05/01/09(c)(g)(h)		4,000,000	—
L-3 Communications Corp.
	5.875% 01/15/15		735,000	672,525
	6.375% 10/15/15		1,665,000	1,577,587
				2,250,112
	Aerospace & Defense Total			9,010,467

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)		Par ($)	Value ($)
Building Materials – 0.4%
Building & Construction Products-Miscellaneous – 0.2%
Nortek, Inc.
	8.500% 09/01/14	1,200,000	1,206,000
NTK Holdings, Inc.
	(f) 03/01/14 (10.750% 09/01/09)	1,405,000	1,064,287
			2,270,287
Building Products-Air & Heating – 0.1%
Goodman Global Holding Co., Inc.
	7.875% 12/15/12	1,715,000	1,676,413
			1,676,413
Building Products-Cement/Aggregation – 0.1%
RMCC Acquisition Co.
	9.500% 11/01/12(a)	1,475,000	1,534,000
			1,534,000
	Building Materials Total		5,480,700
Electronics – 0.1%
Electronic Components-Miscellaneous – 0.1%
Flextronics International Ltd.
	6.250% 11/15/14	2,340,000	2,228,850
			2,228,850
	Electronics Total		2,228,850
Engineering & Construction – 0.2%
Building & Construction-Miscellaneous – 0.2%
J. Ray McDermott SA
	11.500% 12/15/13(a)	2,115,000	2,510,928
			2,510,928
	Engineering & Construction Total		2,510,928
Environmental Control – 0.6%
Non-Hazardous Waste Disposal – 0.5%
Allied Waste North America, Inc.
	7.125% 05/15/16(a)	3,135,000	3,056,625
	7.875% 04/15/13	5,050,000	5,163,625
			8,220,250
Recycling – 0.1%
Aleris International, Inc.
	9.000% 11/15/14	625,000	653,125
			653,125
	Environmental Control Total		8,873,375

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)		Par ($)	Value ($)
Machinery-Construction & Mining – 0.1%
Machinery-Construction & Mining – 0.1%
Terex Corp.
	7.375% 01/15/14	1,960,000	1,979,600
			1,979,600
	Machinery-Construction & Mining Total		1,979,600
Machinery-Diversified – 0.2%
Machinery-General Industry – 0.1%
Douglas Dynamics LLC
	7.750% 01/15/12(a)	1,490,000	1,430,400
Manitowoc Co., Inc.
	7.125% 11/01/13	925,000	941,188
			2,371,588
Machinery-Material Handling – 0.1%
Columbus McKinnon Corp.
	8.875% 11/01/13	1,485,000	1,536,975
			1,536,975
	Machinery-Diversified Total		3,908,563
Metal Fabricate/Hardware – 0.3%
Metal Processors & Fabrication – 0.3%
Mueller Group, Inc.
	10.000% 05/01/12	1,835,000	2,002,444
Mueller Holdings, Inc.
	(f) 04/15/14 (14.750% 04/15/09)	1,593,000	1,338,120
TriMas Corp.
	9.875% 06/15/12	1,220,000	1,171,200
			4,511,764
	Metal Fabricate/Hardware Total		4,511,764
Miscellaneous Manufacturing – 0.8%
Diversified Manufacturing Operators – 0.6%
Bombardier, Inc.
	6.300% 05/01/14(a)	4,095,000	3,700,856
J.B. Poindexter & Co.
	8.750% 03/15/14	1,605,000	1,340,175
Koppers Industries, Inc.
	9.875% 10/15/13	1,392,000	1,531,200
Trinity Industries, Inc.
	6.500% 03/15/14	2,910,000	2,782,688
			9,354,919
Miscellaneous Manufacturing – 0.2%
Nutro Products, Inc.
	10.750% 04/15/14(a)	2,050,000	2,096,125
Samsonite Corp.
	8.875% 06/01/11	1,615,000	1,693,731
			3,789,856
	Miscellaneous Manufacturing Total		13,144,775

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)		Par ($)	Value ($)
Packaging & Containers – 1.1%
Containers-Metal/Glass – 0.6%
Crown Americas LLC & Crown Americas Capital Corp.
	7.750% 11/15/15(a)	2,740,000	2,760,550
Owens-Brockway Glass Container, Inc.
	8.250% 05/15/13	3,890,000	3,953,213
Owens-Illinois, Inc.
	7.500% 05/15/10	2,060,000	2,047,125
			8,760,888
Containers-Paper/Plastic – 0.5%
Consolidated Container Co., LLC
	(f) 06/15/09 (10.750% 06/15/07)	1,530,000	1,434,375
Jefferson Smurfit Corp.
	8.250% 10/01/12	2,290,000	2,164,050
JSG Funding PLC
	7.750% 04/01/15	145,000	131,950
JSG Holding PLC
	PIK, 11.500% 10/01/15(a)	1,538,443	1,990,668
MDP Acquisitions PLC
	9.625% 10/01/12	2,020,000	2,115,950
			7,836,993
	Packaging & Containers Total		16,597,881
Transportation – 1.0%
Transportation-Marine – 0.4%
Ship Finance International Ltd.
	8.500% 12/15/13	3,335,000	3,147,406
Stena AB
	7.000% 12/01/16	1,000,000	935,000
	7.500% 11/01/13	3,070,000	3,031,625
			7,114,031
Transportation-Railroad – 0.2%
TFM SA de CV
	9.375% 05/01/12	2,305,000	2,469,231
	12.500% 06/15/12	615,000	677,269
			3,146,500
Transportation-Services – 0.3%
CHC Helicopter Corp.
	7.375% 05/01/14	2,785,000	2,753,669
PHI, Inc.
	7.125% 04/15/13(a)	1,540,000	1,501,500
			4,255,169

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)		Par ($)	Value ($)
Transportation (continued)
Transportation-Trucks – 0.1%
QDI LLC
	9.000% 11/15/10	1,305,000	1,236,487
			1,236,487
	Transportation Total		15,752,187
Industrials Total			83,999,090
Technology – 0.3%
Office/Business Equipment – 0.2%
Office Automation & Equipment – 0.2%
Xerox Corp.
	6.400% 03/15/16	570,000	549,338
	7.125% 06/15/10	2,145,000	2,201,306
			2,750,644
	Office/Business Equipment Total		2,750,644
Semiconductors – 0.1%
Electronic Components-Semiconductors – 0.1%
Amkor Technology, Inc.
	9.250% 06/01/16	1,070,000	1,031,212
Freescale Semiconductor, Inc.
	6.875% 07/15/11	1,300,000	1,317,875
			2,349,087
	Semiconductors Total		2,349,087
Technology Total			5,099,731
Utilities – 1.8%
Electric – 1.8%
Electric-Generation – 0.5%
AES Corp.
	9.000% 05/15/15(a)	635,000	684,212
	9.500% 06/01/09	2,866,000	3,066,620
Edison Mission Energy
	7.730% 06/15/09	3,555,000	3,648,319
			7,399,151
Electric-Integrated – 0.6%
CMS Energy Corp.
	6.875% 12/15/15	1,050,000	1,022,437
	8.500% 04/15/11	655,000	689,388
Mirant Mid Atlantic LLC
	8.625% 06/30/12	590,194	623,392
Nevada Power Co.
	9.000% 08/15/13	738,000	807,527
	10.875% 10/15/09	1,398,000	1,496,741
Sierra Pacific Resources
	6.750% 08/15/17	1,930,000	1,891,400

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Utilities (continued)		Par ($)	Value ($)
Electric (continued)
Electric-Integrated (continued)
TECO Energy, Inc.
	7.000% 05/01/12	1,935,000	1,964,025
			8,494,910
Independent Power Producer – 0.7%
Dynegy Holdings, Inc.
	6.875% 04/01/11	1,945,000	1,864,769
	7.125% 05/15/18	1,315,000	1,170,350
Mirant North America LLC
	7.375% 12/31/13(a)	2,955,000	2,903,287
MSW Energy Holdings LLC
	7.375% 09/01/10	800,000	805,000
	8.500% 09/01/10	1,960,000	2,040,850
NRG Energy, Inc.
	7.250% 02/01/14	1,460,000	1,461,825
	7.375% 02/01/16	1,155,000	1,156,444
			11,402,525
	Electric Total		27,296,586
Utilities Total			27,296,586
	Total Corporate Fixed-Income Bonds & Notes (cost of $607,321,640)		599,305,925

Mortgage-Backed Securities – 5.5%

Federal Home Loan Mortgage Corp.
7.500% 03/01/16	3,100	3,098
8.000% 05/01/07	1,230	1,239
8.000% 08/01/07	1,754	1,767
8.000% 06/01/09	712	712
8.000% 08/01/09	2,843	2,905
8.000% 05/01/10	4,131	4,246
8.000% 05/01/16	13,609	13,838
8.500% 12/01/07	2,804	2,831
8.500% 01/01/08	2,335	2,356
8.500% 04/01/08	887	904
8.500% 10/01/08	685	695
8.500% 05/01/09	3,741	3,809
8.500% 01/01/10	5,034	5,213
8.500% 07/01/10	1,063	1,077
9.000% 06/01/08	3,626	3,694
9.000% 07/01/09	2,089	2,095
9.000% 12/01/18	6,405	6,424
9.000% 01/01/22	31,542	34,001
9.250% 08/01/08	4,088	4,178
9.250% 11/01/09	1,174	1,203
9.250% 10/01/14	2,731	2,828
9.250% 05/01/16	55,503	59,802
9.500% 11/01/08	5,150	5,291
9.500% 02/01/10	11,000	11,301

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Federal Home Loan Mortgage Corp. (continued)
9.500% 08/01/16	1,014	1,095
9.750% 12/01/08	3,328	3,431
9.750% 09/01/16	2,470	2,635
10.000% 07/01/09	20,290	21,235
10.000% 11/01/16	33,171	33,763
10.000% 10/01/19	17,806	18,840
10.000% 11/01/19	5,541	6,042
10.500% 01/01/20	14,386	15,767
10.500% 10/01/24	75,908	83,840
10.750% 05/01/10	49,208	52,513
10.750% 07/01/11	19,709	21,017
10.750% 08/01/11	9,013	9,521
10.750% 09/01/13	4,330	4,574
11.250% 10/01/10	25,462	27,020
11.250% 08/01/13	4,111	4,370
11.250% 09/01/15	7,244	7,877
11.250% 11/01/15	43,626	47,441
Federal National Mortgage Association
6.500% 12/01/31	31,395	31,777
6.500% 05/01/32	42,635	43,130
6.500% 01/01/33	19,206	19,429
6.500% 05/01/33	109,315	110,645
7.500% 11/01/11	10,333	10,491
8.000% 07/01/08	1,804	1,824
8.000% 12/01/08	1,973	1,990
8.000% 03/01/09	449	453
8.000% 04/01/09	5,996	6,046
8.000% 07/01/09	7,574	7,659
8.250% 11/01/07	8,826	8,891
8.500% 05/01/08	406	408
8.500% 12/01/08	899	902
8.500% 06/01/09	4,557	4,637
8.500% 03/01/10	2,626	2,634
8.500% 10/01/10	2,256	2,281
8.500% 05/01/11	7,533	7,619
8.500% 12/01/11	2,724	2,755
8.500% 02/01/15	827	846
8.500% 05/01/15	2,611	2,698
8.500% 06/01/15	11,516	11,552
8.500% 06/01/17	1,299	1,316
8.500% 07/01/17	1,974	1,996
8.500% 09/01/21	13,865	14,288
9.000% 11/01/08	2,455	2,517
9.000% 12/01/08	7,272	7,370
9.000% 05/01/09	5,940	6,084
9.000% 08/01/09	6,659	6,802
9.000% 10/01/09	9,370	9,607
9.000% 11/01/09	321	325
9.000% 04/01/10	1,465	1,484
9.000% 10/01/11	12,145	12,309
9.000% 05/01/12	7,550	7,885
9.000% 03/01/13	99	103

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Federal National Mortgage Association (continued)
9.000% 09/01/13	3,018	3,059
9.000% 07/01/14	885	897
9.000% 05/01/15	4,658	4,899
9.000% 04/01/16	37,283	38,775
9.000% 12/01/16	4,842	4,960
9.000% 05/01/17	38,397	40,673
9.000% 08/01/21	63,662	65,923
9.250% 05/01/16	86,896	94,016
10.000% 11/01/13	36,844	39,631
10.000% 04/01/14	112,325	122,392
10.000% 03/01/16	6,120	6,474
10.500% 03/01/14	1,659	1,754
10.500% 07/01/14	28,118	29,609
10.500% 01/01/16	5,964	6,280
10.500% 03/01/16	137,080	150,169
TBA: 5.000% 03/16/21(i)	14,187,000	13,699,322
5.500% 03/13/36(i)	5,808,000	5,592,012
6.500% 03/13/36(i)	63,281,000	63,834,709
Government National Mortgage Association
9.000% 08/15/08	6,881	7,069
9.000% 09/15/08	6,575	6,755
9.000% 10/15/08	11,260	11,567
9.000% 12/15/08	7,433	7,636
9.000% 01/15/09	1,757	1,822
9.000% 03/15/09	14,732	15,243
9.000% 05/15/09	46,457	48,091
9.000% 06/15/09	42,675	44,124
9.000% 05/15/16	31,277	33,533
9.000% 06/15/16	46,287	49,627
9.000% 07/15/16	156,701	168,003
9.000% 08/15/16	59,349	63,630
9.000% 09/15/16	134,416	144,111
9.000% 10/15/16	40,726	43,663
9.000% 11/15/16	75,083	80,498
9.000% 12/15/16	38,115	40,863
9.000% 01/15/17	3,203	3,433
9.000% 02/15/17	8,086	8,669
9.000% 04/15/17	30,416	32,609
9.000% 07/15/17	31,380	33,641
9.000% 10/15/17	12,599	13,507
9.000% 12/15/17	16,730	17,911
9.500% 06/15/09	10,152	10,610
9.500% 07/15/09	85,902	89,788
9.500% 08/15/09	40,161	41,977
9.500% 09/15/09	60,640	63,382
9.500% 10/15/09	78,542	82,076
9.500% 11/15/09	43,121	45,071
9.500% 07/15/16	6,816	7,433
9.500% 10/15/16	7,789	8,494
9.500% 08/15/17	8,980	9,819
9.500% 09/15/17	2,188	2,393

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Mortgage-Backed Securities (continued)

	Par ($)	Value ($)
Government National Mortgage Association (continued)
10.000% 11/15/09	27,310	28,682
10.000% 01/15/10	855	906
10.000% 12/15/10	908	961
10.000% 02/15/16	7,590	8,302
10.000% 08/15/17	791	865
10.000% 09/15/17	26,223	28,673
10.000% 11/15/17	3,877	4,239
10.000% 02/15/18	15,227	16,641
10.000% 08/15/18	3,584	3,916
10.000% 09/15/18	3,853	4,212
10.000% 11/15/18	11,168	12,205
10.000% 03/15/19	12,561	13,728
10.000% 06/15/19	3,812	4,166
10.000% 08/15/19	1,684	1,840
10.000% 11/15/20	1,672	1,829
10.000% 09/15/21	453	496
10.500% 12/15/10	460	491
10.500% 10/15/15	6,098	6,677
10.500% 12/15/15	790	865
10.500% 01/15/16	3,562	3,908
10.500% 11/15/16	7,088	7,635
10.500% 10/15/17	9,424	10,356
10.500% 12/15/17	3,361	3,693
10.500% 01/15/18	5,546	6,105
10.500% 07/15/18	1,078	1,186
10.500% 12/15/18	1,088	1,197
10.500% 05/15/19	93	102
10.500% 06/15/19	1,843	2,031
10.500% 07/15/19	2,010	2,215
10.500% 08/15/19	784	864
10.500% 04/15/21	1,792	1,978
11.000% 09/15/15	62,003	67,987
11.000% 10/15/15	153,647	168,475
11.750% 08/15/13	7,743	8,553
12.000% 05/15/14	387	434
Total Mortgage-Backed Securities (cost of $86,599,882)		86,286,256
Asset-Backed Securities – 2.0%
Advanta Business Card Master Trust 2005
Class A5, 5.141% 04/20/12(b)	7,000,000	7,021,572
American Express Credit Account Master Trust
1.690% 01/15/09	225,779	225,456
AmeriCredit Automobile Receivables Trust
2.070% 08/06/08	392,818	390,892
Bank One Auto Securitization Trust
1.820% 09/20/07	21,161	21,133
BMW Vehicle Owner Trust
3.320% 02/25/09	1,126,000	1,105,825
Chase Credit Card Master Trust
5.191% 02/15/11(b)	8,000,000	8,021,136

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Asset-Backed Securities (continued)

		Par ($)	Value ($)
Discover Card Master Trust
	5.750% 12/15/08	212,000	212,034
Equity One ABS, Inc.
	4.205% 04/25/34	5,050,000	4,720,548
First Plus Home Loan Trust
	7.720% 05/10/24	7,706	7,708
Ford Credit Auto Owner Trust
	2.700% 06/15/07	145,253	144,964
	3.540% 11/15/08	2,503,000	2,451,698
GMAC Mortgage Corp.
	4.865% 09/25/34	4,130,000	3,986,962
Honda Auto Receivables Owner Trust
	3.060% 10/21/09	1,403,000	1,370,473
Household Automotive Trust
	2.310% 04/17/08	165,909	165,606
Nissan Auto Receivables Owner Trust
	2.700% 12/17/07	382,024	379,815
Volkswagen Auto Loan Enhanced Trust
	2.270% 10/22/07	158,974	158,335
	Total Asset-Backed Securities (cost of $30,921,253)		30,384,157
Convertible Bonds – 0.2%
Communications – 0.2%
Telecommunication Services – 0.2%
Telecommunication Equipment – 0.2%
Nortel Networks Corp.
	4.250% 09/01/08	3,460,000	3,274,025
			3,274,025
	Telecommunication Services Total		3,274,025
Communications Total			3,274,025
	Total Convertible Bonds (cost of $3,212,003)		3,274,025
Municipal Bonds (Taxable) – 0.2%
California – 0.2%
CA Cabazon Band Mission Indians
	13.000% 10/01/11(c)	2,820,000	2,785,004
California Total			2,785,004
	Total Municipal Bonds (Taxable) (cost of $2,820,000)		2,785,004

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

Collateralized Mortgage Obligations – 0.0%

Agency – 0.0%		Par ($)	Value ($)
Federal Home Loan Mortgage Corp.
	5.500% 01/15/23(j)	293,465	11,588
	5.500% 05/15/27(j)	350,045	28,942
Agency Total			40,530
	Total Collateralized Mortgage Obligations (cost of $34,420)		40,530
Common Stocks – 0.0%
Consumer Discretionary – 0.0%		Shares
Hotels, Restaurants & Leisure – 0.0%
	Shreveport Gaming Holdings, Inc.(c)(k)	26,719	227,111
	Total Hotels, Restaurants & Leisure		227,111
Consumer Discretionary Total			227,111
	Total Common Stocks (cost of $387,960)		227,111
Short-Term Obligation – 6.8%		Par ($)
	Repurchase agreement with State Street Bank & Trust Co., dated 05/31/06, due 06/01/06 at 4.770%, collateralized by U.S. Treasury Bonds with various maturities, market value of $108,064,208 (repurchase proceeds $105,956,037)	105,942,000	105,942,000
	Total Short-Term Obligation (cost of $105,942,000)		105,942,000
	Total Investments – 103.5% (cost of $1,605,674,168)(l)		1,607,515,614
	Other Assets & Liabilities, Net – (3.5)%		(54,169,472)
	Net Assets – 100.0%		1,553,346,142

Notes to Investment Portfolio:

(a)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, these securities, which did not include any illiquid securities except the following, amounted to $127,250,123, which represents 8.2% of net assets.

Security	Acquisition Date	Par/Unit	Cost	Value
Hollinger, Inc. 11.875% 03/01/11	09/30/04	$734,000	$734,000	$734,000
12.875% 03/01/11	03/05/03~11/29/05	1,636,000	1,678,276	1,703,485
				$2,437,485

(b)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2006.

(c)  Illiquid security.

(d)  Step bond. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(e)  Zero coupon bond.

(f)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(g)  The issuer has filed for bankruptcy protection under Chapter 11, and is in default of certain debt covenants. Income is not being accrued. At May 31, 2006, the value of these securities amounted to $0, which represents 0.0% of net assets.

(h)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(i)  Securities purchased on a delayed delivery basis.

(j)  Interest only security.

(k)  Non-income producing security.

(l)  Cost for federal income tax purposes is $1,630,691,569.

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund May 31, 2006

At May 31, 2006, the Trust had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Buy		Value		Aggregate Face Value	Settlement Date	Unrealized Appreciation
CAD	$		16,368,664	$16,292,948	06/21/06	$75,716
Forward Currency Contracts to Sell		Value		Aggregate Face Value	Settlement Date	Unrealized Appreciation/ (Depreciation)
AUD	$		10,231,027	$10,338,720	06/05/06	107,693
		CAD	16,368,664	15,820,896	06/21/06	(547,768)
		EUR	10,584,870	10,042,642	06/19/06	(542,228)
		EUR	15,660,044	15,094,084	06/26/06	(565,960)
		EUR	6,482,660	6,291,391	06/27/06	(191,269)
		EUR	1,746,173	1,700,938	06/30/06	(45,235)
		GBP	10,288,725	9,614,578	06/19/06	(674,147)
		GBP	13,133,515	12,506,411	06/26/06	(627,104)
						$(3,086,018)

At May 31, 2006, the asset allocation of the Fund is as follows:

Asset Allocation (unaudited)	% of Net Assets
Government Agencies & Obligations	50.2%
Corporate Fixed-Income Bonds & Notes	38.6
Mortgage-Backed Securities	5.5
Asset-Backed Securities	2.0
Convertible Bonds	0.2
Municipal Bond (Taxable)	0.2
Collateralized Mortgage Obligations	— *
Common Stocks	— *
Short-Term Obligation	6.8
Other Assets & Liabilities, Net	(3.5)
100.0%

*  Rounds to less than 0.1%.

Acronym	Name
AUD	Australian Dollar

CAD	Canadian Dollar

EUR	Euro

GBP	British Pound

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

REIT	Real Estate Investment Trust

SEK	Swedish Krona

STRIPS	Separate Trading of Registered Interest and Principal of Securities

TBA	To Be Announced

USD	United States Dollar

ZAR	South African Rand

See Accompanying Notes to Financial Statements.

Statement of Assets and Liabilities – Columbia Strategic Income Fund
May 31, 2006

		($)
Assets	Investments, at cost	1,605,674,168
	Investments, at value	1,607,515,614
	Cash	457
	Foreign currency (cost of $15,961)	15,907
	Unrealized appreciation on foreign forward currency contracts	183,409
	Receivable for:
	Investments sold	4,895,955
	Fund shares sold	2,660,572
	Interest	28,442,609
	Foreign tax reclaims	163,556
	Dollar roll fee income	222,607
	Expense reimbursement due from Investment Advisor	63,951
	Deferred Trustees' compensation plan	77,688
	Total Assets	1,644,242,325
Liabilities	Unrealized depreciation on foreign forward currency contracts	3,193,711
	Payable for:
	Investments purchased on a delayed delivery basis	83,635,621
	Fund shares repurchased	2,066,068
	Distributions	17
	Investment advisory fee	730,658
	Transfer agent fee	267,131
	Pricing and bookkeeping fees	45,344
	Trustees' fees	885
	Custody fee	27,685
	Distribution and service fees	532,845
	Chief compliance officer expenses	2,149
	Deferred dollar roll fee income	28,080
	Deferred Trustees' fees	77,688
	Other liabilities	288,301
	Total Liabilities	90,896,183
	Net Assets	1,553,346,142
Composition of Net Assets	Paid-in capital	1,941,583,149
	Overdistributed net investment income	(21,722,212)
	Accumulated net realized loss	(365,706,861)
	Net unrealized appreciation (depreciation) on:
	Investments	1,841,446
	Foreign currency translations	(2,649,380)
	Net Assets	1,553,346,142
Class A	Net assets	703,746,331
	Shares outstanding	119,591,282
	Net asset value per share	5.88	(a)
	Maximum offering price per share ($5.88/0.9525)	6.17	(b)
Class B	Net assets	295,982,772
	Shares outstanding	50,339,701
	Net asset value and offering price per share	5.88	(a)
Class C	Net assets	72,221,028
	Shares outstanding	12,271,097
	Net asset value and offering price per share	5.89	(a)
Class J	Net assets	173,101,396
	Shares outstanding	29,499,036
	Net asset value and redemption price per share	5.87	(a)
	Maximum offering price per share ($5.87/0.9700)	6.05	(b)
Class Z	Net assets	308,294,615
	Shares outstanding	52,855,404
	Net asset value, offering and redemption price per share	5.83

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statement of Operations – Columbia Strategic Income Fund
For the Year Ended May 31, 2006

		($)
Investment Income	Interest (net of foreign taxes withheld of $5,726)	94,444,674
	Dollar roll fee income	884,207
	Total Investment Income	95,328,881
Expenses	Investment advisory fee	8,118,519
	Distribution fee:
	Class B	2,492,199
	Class C	470,690
	Class J	680,138
	Printing fee — Class J	58,000
	Service fee:
	Class A	1,616,399
	Class B	805,688
	Class C	152,358
	Class J	470,973
	Transfer agent fee	1,706,981
	Pricing and bookkeeping fees	281,324
	Trustees' fees	65,171
	Custody fee	197,253
	Merger costs	18,750
	Chief compliance officer expenses (See Note 4)	13,148
	Non-recurring costs (See Note 8)	19,603
	Other expenses	627,478
	Total Expenses	17,794,672
	Fees waived by Distributor — Class C	(94,445)
	Fees and expenses waived by Transfer Agent	(134,495)
	Non-recurring costs assumed by Investment Advisor (See Note 8)	(19,603)
	Custody earnings credit	(55,537)
	Net Expenses	17,490,592
	Net Investment Income	77,838,289
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	498,198
	Foreign currency transactions	5,338,579
	Net realized gain	5,836,777
	Net change in unrealized appreciation (depreciation) on:
	Investments	(35,526,640)
	Foreign currency translations	(6,578,014)
	Net change in unrealized appreciation (depreciation)	(42,104,654)
	Net Loss	(36,267,877)
	Net Increase in Net Assets from Operations	41,570,412

See Accompanying Notes to Financial Statements.

Statement of Changes in Net Assets – Columbia Strategic Income Fund

Increase (Decrease) in Net Assets		Year Ended May 31, 2006 ($)	Year Ended May 31, 2005 ($)
Operations	Net investment income	77,838,289	69,564,466
	Net realized gain on investments and foreign currency transactions	5,836,777	17,837,174
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	(42,104,654)	32,282,261
	Net Increase from Operations	41,570,412	119,683,901
Distributions Declared to Shareholders	From net investment income:
	Class A	(51,256,404)	(46,245,319)
	Class B	(22,850,436)	(26,670,567)
	Class C	(4,470,619)	(3,110,631)
	Class J	(14,138,568)	(16,716,434)
	Class Z	(16,845,296)	(1,333,633)
	Total Distributions Declared to Shareholders	(109,561,323)	(94,076,584)
Share Transactions	Class A:
	Subscriptions	180,682,015	112,949,787
	Proceeds received in connection with merger	33,718,528	—
	Distributions reinvested	32,004,239	26,643,837
	Redemptions	(128,311,011)	(101,234,635)
	Net Increase	118,093,771	38,358,989
	Class B:
	Subscriptions	33,569,739	31,189,953
	Proceeds received in connection with merger	19,899,198	—
	Distributions reinvested	13,525,076	15,375,032
	Redemptions	(106,395,392)	(114,341,740)
	Net Decrease	(39,401,379)	(67,776,755)
	Class C:
	Subscriptions	32,482,823	18,283,803
	Proceeds received in connection with merger	2,478,157	—
	Distributions reinvested	2,865,677	1,832,963
	Redemptions	(14,165,883)	(10,901,213)
	Net Increase	23,660,774	9,215,553
	Class J:
	Subscriptions	1,596,529	4,292,898
	Redemptions	(32,106,939)	(26,429,927)
	Net Decrease	(30,510,410)	(22,137,029)
	Class Z:
	Subscriptions	159,194,986	49,407,426
	Proceeds received in connection with merger	151,232,391	—
	Distributions reinvested	952,766	153,680
	Redemptions	(37,949,196)	(3,229,230)
	Net Increase	273,430,947	46,331,876
	Net Increase from Share Transactions	345,273,703	3,992,634
	Total Increase in Net Assets	277,282,792	29,599,951
Net Assets	Beginning of period	1,276,063,350	1,246,463,399
	End of period	1,553,346,142	1,276,063,350
	Overdistributed net investment income at end of period	(21,722,212)	(6,799,350)

See Accompanying Notes to Financial Statements.

Columbia Strategic Income Fund

Increase (Decrease) in Net Assets		Year Ended May 31, 2006 ($)	Year Ended May 31, 2005 ($)
Changes in Shares	Class A:
	Subscriptions	29,919,637	18,079,113
	Issued in connection with merger	5,482,006	—
	Issued for distributions reinvested	5,326,801	4,268,478
	Redemptions	(21,245,904)	(16,268,593)
	Net Increase	19,482,540	6,078,998
	Class B:
	Subscriptions	5,539,861	5,004,940
	Issued in connection with merger	3,235,866	—
	Issued for distributions reinvested	2,250,542	2,464,933
	Redemptions	(17,624,321)	(18,379,866)
	Net Decrease	(6,598,052)	(10,909,993)
	Class C:
	Subscriptions	5,374,622	2,940,461
	Issued in connection with merger	402,834	—
	Issued for distributions reinvested	477,087	293,565
	Redemptions	(2,353,172)	(1,758,067)
	Net Increase	3,901,371	1,475,959
	Class J:
	Subscriptions	262,020	685,030
	Redemptions	(5,327,010)	(4,251,415)
	Net Decrease	(5,064,990)	(3,566,385)
	Class Z:
	Subscriptions	26,660,068	7,959,417
	Issued in connection with merger	24,785,764	—
	Issued for distributions reinvested	161,096	24,800
	Redemptions	(6,403,300)	(524,884)
	Net Increase	45,203,628	7,459,333

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,				Period Ended May 31,		Year Ended December 31,
Class A Shares	2006		2005	2004	2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$6.15		$6.02	$6.09	$5.63		$5.64	$6.00
Income from Investment Operations:
Net investment income (b)	0.34		0.36	0.36	0.16		0.38	0.48	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.15)		0.25	0.01	0.46		0.05	(0.30	)(c)
Total from Investment Operations	0.19		0.61	0.37	0.62		0.43	0.18
Less Distributions Declared to Shareholders:
From net investment income	(0.46)		(0.48)	(0.44)	(0.16)		(0.42)	(0.50)
Return of capital	—		—	—	—		(0.02)	(0.04)
Total Distributions Declared to Shareholders	(0.46)		(0.48)	(0.44)	(0.16)		(0.44)	(0.54)
Net Asset Value, End of Period	$5.88		$6.15	$6.02	$6.09		$5.63	$5.64
Total return (d)	3.24	%(e)	10.37%	6.21%	11.10	%(f)	7.97%	3.07%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	0.99%		1.09%	1.17%	1.27	%(h)	1.23%	1.21%
Net investment income (g)	5.56%		5.81%	5.90%	6.52	%(h)	6.75%	8.22	%(c)
Waiver/reimbursement	0.01%		—	—	—		—	—
Portfolio turnover rate	56%		57%	68%	59	%(f)	62%	106%
Net assets, end of period (000's)	$703,746		$615,772	$566,269	$595,223		$552,737	$575,791

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.60% to 8.22%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,				Period Ended May 31,		Year Ended December 31,
Class B Shares	2006		2005	2004	2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$6.15		$6.02	$6.09	$5.62		$5.63	$6.00
Income from Investment Operations:
Net investment income (b)	0.29		0.32	0.32	0.14		0.34	0.44	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)		0.25	0.01	0.47		0.04	(0.32	)(c)
Total from Investment Operations	0.15		0.57	0.33	0.61		0.38	0.12
Less Distributions Declared to Shareholders:
From net investment income	(0.42)		(0.44)	(0.40)	(0.14)		(0.37)	(0.45)
Return of capital	—		—	—	—		(0.02)	(0.04)
Total Distributions Declared to Shareholders	(0.42)		(0.44)	(0.40)	(0.14)		(0.39)	(0.49)
Net Asset Value, End of Period	$5.88		$6.15	$6.02	$6.09		$5.62	$5.63
Total return (d)	2.48	%(e)	9.55%	5.42%	10.95	%(f)	7.17%	2.12%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.74%		1.84%	1.92%	2.02	%(h)	1.98%	1.96%
Net investment income (g)	4.82%		5.06%	5.15%	5.77	%(h)	6.00%	7.47	%(c)
Waiver/reimbursement	0.01%		—	—	—		—	—
Portfolio turnover rate	56%		57%	68%	59	%(f)	62%	106%
Net assets, end of period (000's)	$295,983		$349,975	$408,345	$484,540		$456,563	$533,406

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 7.85% to 7.47%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class C Shares	2006		2005		2004		2003 (a)		2002		2001
Net Asset Value, Beginning of Period	$6.15		$6.02		$6.09		$5.63		$5.64		$6.00
Income from Investment Operations:
Net investment income (b)	0.30		0.32		0.33		0.14		0.35		0.45	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		0.26		0.01		0.46		0.04		(0.31	)(c)
Total from Investment Operations	0.17		0.58		0.34		0.60		0.39		0.14
Less Distributions Declared to Shareholders:
From net investment income	(0.43)		(0.45)		(0.41)		(0.14)		(0.38)		(0.46)
Return of capital	—		—		—		—		(0.02)		(0.04)
Total Distributions Declared to Shareholders	(0.43)		(0.45)		(0.41)		(0.14)		(0.40)		(0.50)
Net Asset Value, End of Period	$5.89		$6.15		$6.02		$6.09		$5.63		$5.64
Total return (d)	2.79	%(e)	9.71	%(e)	5.57	%(e)	10.82	%(e)(f)	7.32	%(e)	2.45%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.59%		1.69%		1.77%		1.87	%(h)	1.83%		1.81%
Net investment income (g)	4.95%		5.21%		5.31%		5.92	%(h)	6.15%		7.62	%(c)
Waiver/reimbursement	0.16%		0.15%		0.15%		0.15	%(h)	0.15%		—
Portfolio turnover rate	56%		57%		68%		59	%(f)	62%		106%
Net assets, end of period (000's)	$72,221		$51,488		$41,520		$45,572		$38,923		$42,906

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.00% to 7.62%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Distributor and/or Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,				Period Ended May 31,		Year Ended December 31,
Class J Shares	2006		2005	2004	2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$6.14		$6.01	$6.08	$5.62		$5.63	$6.00
Income from Investment Operations:
Net investment income (b)	0.31		0.34	0.34	0.15		0.36	0.46	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.14)		0.25	0.01	0.46		0.05	(0.31	)(c)
Total from Investment Operations	0.17		0.59	0.35	0.61		0.41	0.15
Less Distributions Declared to Shareholders:
From net investment income	(0.44)		(0.46)	(0.42)	(0.15)		(0.40)	(0.48)
Return of capital	—		—	—	—		(0.02)	(0.04)
Total Distributions Declared to Shareholders	(0.44)		(0.46)	(0.42)	(0.15)		(0.42)	(0.52)
Net Asset Value, End of Period	$5.87		$6.14	$6.01	$6.08		$5.62	$5.63
Total return (d)	2.88	%(e)	10.01%	5.88%	10.97	%(f)	7.61%	2.56%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	1.37%		1.44%	1.52%	1.62	%(h)	1.58%	1.56%
Net investment income (g)	5.19%		5.46%	5.55%	6.17	%(h)	6.40%	7.87	%(c)
Waiver/reimbursement	0.01%		—	—	—		—	—
Portfolio turnover rate	56%		57%	68%	59	%(f)	62%	106%
Net assets, end of period (000's)	$173,101		$212,131	$229,179	$258,057		$271,733	$323,866

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.25% to 7.87%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Strategic Income Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,				Period Ended May 31,		Year Ended December 31,
Class Z Shares	2006		2005	2004	2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$6.10		$5.98	$6.05	$5.59		$5.62	$5.99
Income from Investment Operations:
Net investment income (b)	0.34		0.37	0.38	0.17		0.39	0.49	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.13)		0.25	0.01	0.45		0.03	(0.31	)(c)
Total from Investment Operations	0.21		0.62	0.39	0.62		0.42	0.18
Less Distributions Declared to Shareholders:
From net investment income	(0.48)		(0.50)	(0.46)	(0.16)		(0.43)	(0.51)
Return of capital	—		—	—	—		(0.02)	(0.04)
Total Distributions Declared to Shareholders	(0.48)		(0.50)	(0.46)	(0.16)		(0.45)	(0.55)
Net Asset Value, End of Period	$5.83		$6.10	$5.98	$6.05		$5.59	$5.62
Total return (d)	3.51	%(e)	10.53%	6.52%	11.29	%(f)	7.87%	3.14%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (g)	0.75%		0.85%	0.93%	1.03	%(h)	0.99%	0.98%
Net investment income (g)	5.76%		6.05%	6.15%	6.76	%(h)	6.99%	8.45	%(c)
Waiver/reimbursement	0.01%		—	—	—		—	—
Portfolio turnover rate	56%		57%	68%	59	%(f)	62%	106%
Net assets, end of period (000's)	$308,295		$46,698	$1,150	$1,188		$3	$1,860

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to decrease net investment income per share by $0.02, increase net realized and unrealized loss per share by $0.02 and decrease the ratio of net investment income to average net assets from 8.84% to 8.45%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Transfer Agent not waived a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from custody credits had an impact of less than 0.01%.

(h)  Annualized.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Strategic Income Fund May 31, 2006

Note 1. Organization

Columbia Strategic Income Fund (the "Fund"), a series of Columbia Fund Series Trust I (the "Trust"), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective September 23, 2005, Nations Strategic Income Fund merged into Columbia Strategic Income Fund. The newly combined Fund was then reorganized as a series of Columbia Funds Series Trust I. Prior to such date, the Fund was a series of Columbia Funds Trust I.

Investment Goal

The Fund seeks current income consistent with prudent risk. The Fund also seeks maximum total return.

Fund Shares

The Fund may issue an unlimited number of shares and offers five classes of shares: Class A, Class B, Class C, Class J and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class J shares are subject to a 3.00% front-end sales charge and are available for purchase only by residents or citizens of Japan. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's (Funds') shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m.

Columbia Strategic Income Fund May 31, 2006

Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. If a security is valued at "fair value", such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells securities for delivery in the current month and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity) but not identical securities on a specified future date not exceeding 120 days. During the roll period, the Fund loses the right to receive principal and interest paid on the securities sold. However, the Fund would benefit to the extent of any difference between the price received for the securities sold and the lower forward price for the future purchase (often referred to as the "drop") or fee income plus the interest earned on the cash proceeds of the securities sold until the settlement date of the forward purchase. Unless such benefits exceed the income, capital appreciation and gain or loss due to mortgage prepayments that would have been realized on the securities sold as part of the mortgage dollar roll, the use of this technique will diminish the investment performance of the Fund compared with what such performance would have been

Columbia Strategic Income Fund May 31, 2006

without the use of mortgage dollar rolls. All cash proceeds will be invested in instruments that are permissible investments for the Fund. The Fund will hold and maintain in a segregated account until the settlement date, cash or liquid securities in an amount equal to the forward purchase price.

The Fund's policy is to record the components of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls"). For financial reporting and tax purposes, the Fund treats mortgage dollar rolls as two separate transactions, one involving the purchase of a security and a separate transaction involving a sale. The Fund does not currently enter into mortgage dollar rolls that are accounted for as a financing.

Mortgage dollar rolls involve certain risks. If the broker-dealer to whom the Fund sells the security becomes insolvent, the Fund's right to purchase or repurchase the mortgage-related securities may be restricted and the instrument which the Fund is required to repurchase may be worth less than an instrument which the Fund originally held. Successful use of mortgage dollar rolls may depend upon the Advisor's ability to predict correctly interest rates and mortgage prepayments. For these reasons, there is no assurance that mortgage dollar rolls can be successfully employed.

Delayed Delivery Securities

The Fund may trade securities on other than normal settlement terms, including securities purchased or sold on a "when-issued" basis. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices. The Fund identifies cash or liquid portfolio securities as segregated with the custodian in an amount equal to the delayed delivery commitment.

Stripped Securities

Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal or interest payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Income Recognition

Interest income is recorded on the accrual basis and includes accretion of discounts, amortization of premiums and paydown gains and losses. Fee income attributable to mortgage dollar roll transactions is recorded on the accrual basis over the term of the transaction. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Columbia Strategic Income Fund May 31, 2006

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for Section 988 bond bifurcation, discount accretion/premium amortization on debt securities, paydown reclassifications and market discount reclassifications were identified and reclassified among the components of the Fund's net assets as follows:

Overdistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$16,953,228	$(27,423,511)	$10,470,283

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2006 and May 31, 2005 was as follows:

	May 31, 2006	May 31, 2005
Distributions paid from:
Ordinary Income*	$109,561,323	$94,076,584
Long-Term Capital Gains	—	—

*  For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized (Depreciation)*
$874,620	$—	$(20,165,654)

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/premium amortization on debt securities.

Unrealized appreciation and depreciation at May 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$39,495,176
Unrealized depreciation	(62,671,131)
Net unrealized depreciation	$(23,175,955)

The following capital loss carryforwards, determined as of May 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2007	$3,089,988
2008	67,063,032
2009	138,841,137
2010	138,626,928
2011	318,608
2013	234,018
2014	13,317,432
$361,491,143

Columbia Strategic Income Fund May 31, 2006

Under current tax rules, certain currency (and capital) losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. As of May 31, 2006, post-October currency losses of $512,320 and capital losses of $4,209,103 attributed to security transactions were deferred to June 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended May 31, 2006, the Fund's effective investment advisory fee rate was 0.56%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and changes, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended May 31, 2006, the annualized effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.019% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses.

Columbia Strategic Income Fund May 31, 2006

The Transfer Agent voluntarily waived a portion of its fees for the Fund for the period from May 1, 2005 through October 31, 2005. For the year ended May 31, 2006, the Transfer Agent waived fees of $134,495 for the Fund.

For the year ended May 31, 2006, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, for the Fund was 0.11% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended May 31, 2006, the Distributor has retained net underwriting discounts of $220,781 on sales of the Fund's Class A shares and net CDSC fees of $4,857, $622,055 and $23,282 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor. The service fee is equal to 0.15% annually of the average daily net assets attributable to outstanding Class A and Class B shares issued prior to January 1, 1993 and 0.25% annually of the average daily net assets attributable to outstanding Class A, Class B, Class C and Class J shares issued thereafter. This arrangement results in a service fee between the 0.15% and 0.25% annual rates. For the year ended May 31, 2006, the effective service fee rate was 0.24% for Class A, Class B, Class C and Class J shares of the Fund.

The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares and 0.35% annually of the average daily net assets attributable to Class J shares. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

All officers of the Fund, with the exception of the Fund's Chief Compliance Officer, are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended May 31, 2006, the Fund paid $3,412 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

Note 5. Portfolio Information

For the year ended May 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $813,864,474 and $705,686,641, respectively, of which $70,552,706 and $38,154,780, respectively, were U.S. Government securities.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit

Columbia Strategic Income Fund May 31, 2006

provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended May 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of May 31, 2006, the Fund had a shareholder that held 18.4% of the shares outstanding whose shares were beneficially owned by participant accounts over which Bank of America and/or its affiliates had either sole or joint investment discretion. Also, the Fund had an other unaffiliated shareholder that held 10.5% of the shares outstanding. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Fund.

Note 8. Disclosure of Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight

Columbia Strategic Income Fund May 31, 2006

structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the

Columbia Strategic Income Fund May 31, 2006

advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended May 31, 2006, Columbia has assumed $19,603 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

Note 9. Business Combinations and Mergers

On September 23, 2005, Nations Strategic Income Fund merged into Columbia Strategic Income Fund. Columbia Strategic Income Fund received a tax-free transfer of assets from Nations Strategic Income Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation*
33,906,470	$207,328,274	$742,564
Net Assets of Columbia Strategic Income Fund Prior to Combination	Net Assets of Nations Strategic Income Fund Immediately Prior to Combination	Net Assets of Columbia Strategic Income Fund After Combination
$1,317,810,855	$207,328,274	$1,525,139,129

*  Unrealized appreciation is included in the Net Assets Received.

Report of Independent Registered Public Accounting Firm

Columbia Strategic Income Fund

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Strategic Income Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2006

Fund governance

Trustees  Columbia Strategic Income Fund

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to April 1, 2006; (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer until 1987)). Oversees 85[2], None

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

Fund governance (continued)

Trustees  Columbia Strategic Income Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor Boston College since November, 2005; Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean Boston College School of Management from September, 1977 to August, 1999). Oversees 85[2], Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83[3], Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

3  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

Fund governance (continued)

Trustees  Columbia Strategic Income Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held
Disinterested Trustees

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Richard L. Woolworth (Born 1941) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)	Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 83, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 834, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

4  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

Fund governance

Officers  Columbia Strategic Income Fund

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

Columbia Funds – Columbia Strategic Income Fund

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Growth Stock Fund
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Marsico Mid Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund Columbia Utilities Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

Columbia Funds – Columbia Strategic Income Fund

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Core Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Municipal Income Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
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Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Important Information About This Report

Columbia Strategic Income Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia Strategic Income Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

Columbia Strategic Income Fund

Annual Report, May 31, 2006

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©2006 Columbia Management Distributors, Inc.

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SHC-42/111298-0506 (07/06) 06/26748

Columbia Management®

Columbia High Yield Opportunity Fund

Annual Report – May 31, 2006

NOT FDIC-INSURED

May Lose Value

No Bank Guarantee

Table of contents

Performance Information	1

Understanding Your Expenses	2

Economic Update	3

Portfolio Manager's Report	4

Fund Profile	6

Investment Portfolio	7

Statement of Assets and Liabilities	32

Statement of Operations	33

Statement of Changes in Net Assets	34

Financial Highlights	35

Notes to Financial Statements	39

Report of Independent Registered Public Accounting Firm	46

Fund Governance	47

Columbia Funds	51

Important Information About This Report	53

The views expressed in the President's Message and Portfolio Manager's Report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President's Message

A message to our valued clients

In the mutual fund business, success can be measured a number of different ways. Performance is a key measure—the one that gains most attention. But fees and service are also important. In that regard, we are pleased to report that Columbia Management has experienced success on all three fronts over the past year. Even more important, our shareholders have benefited from this success.

Because performance ultimately determines investment success, we have devoted considerable energy to improving the performance of all Columbia funds. And we are happy to report that we have made considerable progress toward this important goal.1

Columbia has also taken great strides toward making fund operations more cost effective, which has translated into lower expense ratios on many Columbia funds. In this regard, we believe we still have more work to do, and we will continue to explore opportunities for reining in expenses to the benefit of all our shareholders.

On the service front, we have made it easy and convenient for shareholders to do business with us both on the web at www.columbiafunds.com or over the phone at 800.345.6611. In fact, we've recently upgraded our automated phone system with an advanced speech recognition system that allows callers to interact with the system using natural spoken commands.

After secure login, shareholders can buy, sell or exchange funds either online or over the phone. (Buying shares requires that a link has been established between the shareholder's bank account and Columbia.) Up-to-date performance and pricing information is available online and over the phone. At www.columbiafunds.com, shareholders can also update important personal information and get access to prospectuses and fund reports, which reduces paper clutter for shareholders and translates into a reduction of costs for the funds.

At Columbia Management, we think that you'll like what you see as you read the reports for the period ended May 31, 2006. We are committed to continued improvements in an effort to help our shareholders reach their long-term financial goals. And we look forward to continuing to work with you, our valued financial clients, in the years to come.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

1Past performance is no guarantee of future results.

Performance Information – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Performance of a $10,000 investment

06/01/96 – 05/31/06 ($)

sales charge	without	with
Class A	16,398	15,619
Class B	15,211	15,211
Class C	15,418	15,418
Class Z	16,703	n/a

Growth of a $10,000 Investment 06/01/96 – 05/31/06

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia High Yield Opportunity Fund during the stated time period. The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Credit Suisse High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds. The JP Morgan Global High Yield Index is designed to mirror the investable universe of the US dollar global high-yield corporate debt market, including domestic and international issues. Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Average annual total return as of 05/31/06 (%)

Share class	A		B		C		Z
Inception	10/21/71		06/08/92		01/15/96		01/08/99
Sales charge	without	with	without	with	without	with	without
1-year	6.70	1.64	5.91	0.98	6.07	5.08	6.97
5-year	5.82	4.79	5.03	4.75	5.19	5.19	6.08
10-year	5.07	4.56	4.28	4.28	4.42	4.42	5.26

Average annual total return as of 03/31/06 (%)

Share class	A		B		C		Z
Sales charge	without	with	without	with	without	with	without
1-year	5.23	0.23	4.44	-0.42	4.60	3.63	5.49
5-year	5.39	4.37	4.61	4.33	4.77	4.77	5.65
10-year	5.15	4.64	4.36	4.36	4.50	4.50	5.34

The "with sales charge" returns include the maximum initial sales charge of 4.75% for class A shares, maximum contingent deferred sales charge of 5.00% for class B shares and 1.00% for class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any voluntary waivers or reimbursement of fund expenses by the advisor or its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. All results shown assume reinvestment of distributions. Please see the funds prospectus for details.

Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

Class Z is a newer class of shares. Its performance information includes returns of the fund's class A shares (the oldest existing fund class) for periods prior to its inception. The returns have not been restated to reflect any differences in expenses (such as Rule 12b-1 fees) between class A shares and the newer class of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer class of shares would have been higher. Class Z shares were initially offered on January 8, 1999. Class A shares were initially offered on October 21, 1971.

1

Understanding Your Expenses – Columbia High Yield Opportunity Fund

Shareholder expense example

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand your ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and includes the fund's actual expense ratio. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000. For example, if an account balance was $8,600 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number is in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

12/01/05 – 05/31/06

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual		Hypothetical	Actual	Hypothetical	Actual	Hypothetical
Class A	1,000.00	1,000.00	1,032.76	1,019.55	5.47	5.44	1.08
Class B	1,000.00	1,000.00	1,028.92	1,015.81	9.26	9.20	1.83
Class C	1,000.00	1,000.00	1,029.67	1,016.55	8.50	8.45	1.68
Class Z	1,000.00	1,000.00	1,034.01	1,020.79	4.21	4.18	0.83

Expenses paid during the period are equal to the fund's respective class annualized expense ratio, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the distributor not waived a portion of Class C shares' expenses, total return would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption or exchange fees. Therefore, the hypothetical examples provided will not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing cost of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the continuing cost of investing in a fund and do not reflect any transaction costs, such as sales charges or redemption or exchange fees.

2

Economic Update – Columbia High Yield Opportunity Fund

The US economy fired on all cylinders during the 12-month period that began June 1, 2005 and ended May 30, 2006. Gross domestic product (GDP) expanded at an estimated annualized rate of approximately 3.6% as job growth and a strong housing market provided strong support for consumer spending. Rising profits freed up cash for business spending, which picked up during the period. Personal income rose.

Yet, these overall measures masked a host of challenges, which led to considerable volatility during the 12-month period. Late last summer, hurricanes Katrina and Rita devastated the Gulf Coast, disrupting the flow of energy products and leaving millions of Americans without homes or jobs. Consumer confidence plummeted in the wake of the storms. The impact on the labor market was actually less than anticipated. However, economic growth fell to a mere 1.7% in the fourth quarter.

In the first half of 2006, the economy regained considerable momentum. GDP growth rebounded to 5.3%. Yet, the once strong housing market began to show signs of slowing. After months of steady rebound, consumer confidence took a dive in May as Americans grew apprehensive about the economy, in general, and the labor market in particular. And inflation edged higher as record-high energy prices took a bigger bite out of household budgets.

After a solid start, bond market sputters

The US bond market delivered positive, but modest returns for the first half of the period, then came to a standstill as interest rates moved higher across the maturity spectrum. The yield on the 10-year US Treasury note, a bellwether for the bond market, rose more than one full percentage point and ended the period at 5.13%. In this environment, the Lehman Brothers Aggregate Bond Index returned negative 0.48% for the 12-month period. High-yield bonds led the fixed-income markets. The Credit Suisse First Boston High Yield Index returned 7.38%.

Eight short-term rate hikes—and more to come?

The Federal Reserve Board (the Fed) raised the federal funds rate, a key short-term rate, from 3.00% to 5.00% in eight consecutive one-quarter point increases.1 In the wake of hurricanes Katrina and Rita, some market observers speculated that the Fed might curtail its rate hikes. However, outgoing Fed Chairman Greenspan indicated that inflation was a greater concern than the sustainability of economic growth, and the Fed, under new chairman Ben Bernanke, continued to raise short-term interest rates through the end of the period.

Stocks moved higher

Despite bouts of volatility, the S&P 500 Index—a broad measure of large-company stock market performance—returned a respectable 8.64% for this reporting period. Small- and mid-cap stocks did even better. The Russell 2000 Growth Index returned 18.22% while the Russell 2000 Value Index returned 18.22%. Energy stocks led the US stock market as commodity prices continued to climb. Foreign stock markets generally did better than the US market. The MSCI EAFE Index, which tracks stock market performance in industrialized countries outside the United States, returned 28.24%.

1On June 29, 2006 the federal funds rate was raised to 5.25%.

The Lehman Brothers Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Credit Suisse High Yield Index is a broad-based, unmanaged index that tracks the performance of high-yield bonds.

The S&P 500 Index is an index that tracks the performance of 500 widely held, large-capitalization US stocks.

The Russell 2000 Growth Index, an index that tracks the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The MSCI EAFE Index (Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada.

Unlike the fund, indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Summary

For the 12-month period ended May 30, 2006

■  Investment-grade bonds delivered negative returns, as measured by the Lehman Brothers Aggregate Bond Index. High-yield bonds led the fixed-income markets, as measured by the Credit Suisse High Yield Index.

1 year return as of 05/31/06:

-0.48%

Lehman Index

+7.38%

Credit Suisse Index

■  Despite volatility, the broad stock market, as measured by the S&P 500 Index, returned 8.64%. Small-cap growth stocks were the period's best performers within the US stock market, as measured by the Russell 2000 Growth Index.

+8.64%

S&P Index

+18.22%

Russell Index

3

Portfolio Manager's Report – Columbia High Yield Opportunity Fund

For the 12-month period ended May 31, 2006, class A shares of Columbia High Yield Opportunity Fund returned 6.70% without sales charge. The average return of its peer group, the Lipper High Current Yield Funds Category, was 6.88% for the same period.1 The fund's benchmarks, the Credit Suisse High Yield Index and the JP Morgan Global High Yield Index, returned 7.38% and 7.40%, respectively.

High-yield sector delivered robust returns

High-yield bonds led other fixed-income sectors over the past 12 months, extending a period of robust returns that has roughly paralleled the current long-running economic expansion. Lower default rates, healthier corporate balance sheets and continued investor demand for higher yields continued to benefit the sector. In this environment, the fund benefited from good industry allocation. However, a decision to shift the portfolio's quality mix detracted somewhat from relative returns.

Quality shift detracted from return

Early in the period, the fund benefited from its emphasis on lower-rated issues. However, when valuations for lower quality bonds moved up past our comfort level, we upgraded the portfolio by selling CCC-rated bonds in favor of potentially more stable BB and B-rated issues. Our decision to restructure the fund's quality orientation proved somewhat premature as lower quality continued to perform well. Despite this near-term performance shortfall, we believe that our strategy has the potential to reap benefits if the yield difference between lower and higher quality issues widens in the future.

Utility and wireless aided sectors results; health care disappointed

Across sectors, the fund benefited from allocations to utilities and wireless telecommunications. Utilities moved higher on improved valuations and both sectors were aided by significant merger and acquisition activity.

Among individual credits, gainers included Continental Airlines, Inc., which benefited from increased passenger traffic and improving financials; LaBranche & Co., Inc., a finance company that reported better-than-expected results during the period. Stronger cash flows and a growing subscriber base for its DSL Internet service boosted bonds of Qwest Communications International, Inc. Town Sports International, Inc., an owner and operator of fitness clubs, also performed well during the period as they expanded their presence in the Northeast and mid-Atlantic U.S. Other strong performers included Dollar Financial Group, Inc., which provides consumer-based finance services and Nycomed A/S, an international pharmaceuticals company.

1Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

■  For the 12-month period ended May 31, 2006, the fund's class A shares returned 6.70% without sales charge.

■  A shift in emphasis from lower quality to higher quality bonds tempered results relative to the fund's benchmarks and peer group.

■  Utility and wireless telecommunications bonds were strong performers for the fund.

Holdings discussed

in this report as of 5/31/06 (%)

Continental Airlines, Inc.	0.5
LaBranche & Co., Inc.	0.4
Qwest Communications International, Inc.	0.3
Town Sports International, Inc.	0.4
Dollar Financial Group, Inc.	0.2
Nycomed A/S	0.5
MedQuest, Inc.	0.1
Abitibi-Consolidated, Inc.	0.3

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

4

Portfolio Manager's Report – Columbia High Yield Opportunity Fund

By contrast, results were disappointing in the health care and forestry sectors. Bonds of MedQuest, Inc. and InSight Health Services Corp. both suffered as they missed their earnings targets and dealt with unfavorable regulatory changes. The inability to raise prices limited Abitibi-Consolidated, Inc.'s ability to pass on higher costs. The strong Canadian dollar also curbed profits for this Montreal-based papermaker and recycler.

Looking ahead

We believe that the economy's prospects for continued growth are favorable. Although we expect corporate earnings to continue to expand, we also believe that many high-yield issues have been accorded excessive valuations. In addition, the yield advantage that lower quality bonds offer over higher quality bonds, no longer appears sufficient to compensate for added risk. The quality of new issues has also deteriorated over the last three years as more CCC and non-rated issues have come to market. We believe that this downshift in quality could lead to a higher default rate over time.

Against this backdrop, we believe that our decision to upgrade the portfolio's quality has the potential to be rewarded, even though it has hindered results somewhat thus far. We believe that several factors could lead to better future performance among high quality companies, specifically: the Federal Reserve increasing rates further than necessary; the cooling housing market; elevated oil prices; international unrest; excessive leverage in the financial system; and slower corporate profit growth.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

Investing in high-yield or "junk" bonds offers the potential for higher income than investments in investment-grade bonds, but also has a higher degree of risk. Changes in economic conditions or other circumstances may adversely affect a high-yield bond issuer's ability to make timely principal and interest payments. Rising interest rates tend to lower the value of all bonds. International investing involves special risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks.

5

Fund Profile – Columbia High Yield Opportunity Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 05/31/06

+6.70%

Class A shares

+7.38%

Credit Suisse High Yield Index

Management Style

Top 10 issuers as of 05/31/06 (%)
General Motors Acceptance Corp.	1.5
Qwest Corp.	1.1
Eldorado Casino Shreveport/ Shreveport Capital Corp.	1.1
Williams Companies, Inc.	0.9
Spanish Broadcasting System, Inc.	0.9
iStar Financial, Inc.	0.9
Allied Waste North America, Inc.	0.9
Dobson Cellular Systems, Inc.	0.8
El Paso Corp.	0.8
Rural Cellular Corp.	0.8
Quality breakdown as of 05/31/06 (%)
AAA	2.8
BBB	1.2
BB	22.4
B	50.2
CCC	13.9
CC	1.2
Non-rated	3.4
Other	4.9
Maturity breakdown as of 05/31/06 (%)
0 – 3 years	4.3
3 – 5 years	11.8
5 – 7 years	27.0
7 – 10 years	42.3
10 – 15 years	0.7
15 - 20 years	1.0
20 – 30 years	2.8
Other	10.1

Portfolio structure as of 05/31/06 (%)
Corporate fixed-income bonds & notes	88.4
Cash and Equivalents, net other assets & liabilities	6.4
Preferred Stocks	2.3
Common Stocks and warrants	1.4
Municipal bond (taxable)	0.8
Convertible bonds	0.7
Net asset value per share as of 05/31/06 ($)
Class A	4.50
Class B	4.50
Class C	4.50
Class Z	4.50
Distributions declared per share 06/01/05 – 05/31/06 ($)
Class A	0.36
Class B	0.32
Class C	0.33
Class Z	0.37
SEC yields as of 05/31/06 (%)
Class A	6.23
Class B	5.77
Class C	5.93
Class Z	6.79

Management style is determined by Columbia Management and is based on the Investment strategy and process as outlined in the fund's prospectus.

Maturity and quality breakdowns are calculated as a percentage of net assets. Ratings shown in the quality breakdown represent the rating assigned to a particular bond by one of the following nationally-recognized rating agencies: Standard & Poor's, a division of the McGraw-Hill Companies, Inc., Moody's Investors Service, Inc. or Fitch Ratings Ltd. Ratings are relative and subjective and are not absolute standards of quality. The fund's credit quality does not remove market risk. Portfolio structure and top 10 issuers are calculated as a percentage of net assets.

The 30-day SEC yields reflect the portfolio's earning power net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

6

Investment Portfolio – Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes – 88.4%

Basic Materials – 7.3%

Chemicals – 4.4%		Par ($)	Value ($)
Agricultural Chemicals – 1.1%
	IMC Global, Inc. 10.875% 08/01/13	1,050,000	1,183,875
	Terra Capital, Inc. 12.875% 10/15/08	1,420,000	1,625,900
	UAP Holding Corp. (a) 07/15/12 (10.750% 01/15/08)	1,190,000	1,148,350
	United Agri Products 8.250% 12/15/11	555,000	598,290
			4,556,415
Chemicals-Diversified – 2.7%
	BCP Crystal US Holdings Corp. 9.625% 06/15/14	917,000	1,008,700
	EquiStar Chemicals LP 10.625% 05/01/11	1,150,000	1,247,750
	Huntsman International LLC 8.125% 01/01/15(b)	1,415,000	1,365,475
	Huntsman LLC 11.500% 07/15/12	535,000	607,225
	Ineos Group Holdings PLC 7.875% 02/15/16(b)	1,020,000	1,244,945
	8.500% 02/15/16(b)	1,220,000	1,148,325
	Innophos Investments Holdings, Inc. PIK, 13.170% 02/15/15(c)	955,507	957,895
	Lyondell Chemical Co. 9.625% 05/01/07	1,750,000	1,800,313
	NOVA Chemicals Corp. 6.500% 01/15/12	1,265,000	1,170,125
	8.405% 11/15/13(c)	805,000	817,075
			11,367,828
Chemicals-Specialty – 0.6%
	Chemtura Corp. 6.875% 06/01/16	590,000	575,250
	Rhodia SA 8.875% 06/01/11	1,739,000	1,754,216
			2,329,466
	Chemicals Total		18,253,709

See Accompanying Notes to Financial Statements.

7

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Basic Materials (continued)

Forest Products & Paper – 2.2%		Par ($)	Value ($)
Paper & Related Products – 2.2%
	Abitibi-Consolidated, Inc. 8.375% 04/01/15	1,325,000	1,265,375
	Boise Cascade LLC 7.125% 10/15/14	500,000	455,000
	7.943% 10/15/12(c)	1,370,000	1,380,275
	Buckeye Technologies, Inc. 8.500% 10/01/13	480,000	471,600
	Georgia-Pacific Corp. 8.000% 01/15/24	2,035,000	1,973,950
	Neenah Paper, Inc. 7.375% 11/15/14	790,000	734,700
	NewPage Corp. 10.000% 05/01/12	1,090,000	1,163,575
	12.000% 05/01/13	470,000	507,600
	Norske Skog 7.375% 03/01/14	995,000	915,400
	8.625% 06/15/11	450,000	447,750
			9,315,225
	Forest Products & Paper Total		9,315,225
Iron/Steel – 0.5%
Steel-Producers – 0.3%
	Steel Dynamics, Inc. 9.500% 03/15/09	1,080,000	1,125,900
			1,125,900
Steel-Specialty – 0.2%
	UCAR Finance, Inc. 10.250% 02/15/12	1,011,000	1,076,715
			1,076,715
	Iron/Steel Total		2,202,615
Metals & Mining – 0.2%
Mining Services – 0.2%
	Hudson Bay Mining & Smelting Co., Ltd. 9.625% 01/15/12	560,000	616,000
			616,000
	Metals & Mining Total		616,000
BASIC MATERIALS TOTAL			30,387,549

See Accompanying Notes to Financial Statements.

8

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications – 19.0%

Media – 7.6%		Par ($)	Value ($)
Broadcast Services/Programs – 0.5%
	Fisher Communications, Inc. 8.625% 09/15/14	860,000	896,550
	XM Satellite Radio, Inc. 9.750% 05/01/14(b)	1,130,000	1,050,900
			1,947,450
Cable TV – 3.3%
	Atlantic Broadband Finance LLC 9.375% 01/15/14	1,225,000	1,176,000
	Charter Communications Holdings II LLC 10.250% 09/15/10	2,410,000	2,416,025
	Charter Communications Holdings LLC 9.920% 04/01/14	3,935,000	2,420,025
	CSC Holdings, Inc. 7.250% 04/15/12(b)	2,270,000	2,241,625
	7.625% 04/01/11	775,000	782,750
	EchoStar DBS Corp. 6.625% 10/01/14	1,935,000	1,833,412
	Insight Midwest LP 9.750% 10/01/09	1,255,000	1,286,375
	Telenet Group Holding NV (a) 06/15/14 (11.500% 12/15/08)(b)	1,662,000	1,396,080
			13,552,292
Multimedia – 1.0%
	Advanstar Communications, Inc. 15.000% 10/15/11	1,325,000	1,392,906
	Lamar Media Corp. 6.625% 08/15/15	1,445,000	1,383,588
	Quebecor Media, Inc. 7.750% 03/15/16(b)	1,530,000	1,545,300
			4,321,794
Publishing-Newspapers – 0.4%
	Hollinger, Inc. 11.875% 03/01/11(b)	1,009,000	1,009,000
	12.875% 03/01/11(b)	774,000	805,928
			1,814,928
Publishing-Periodicals – 1.9%
	Dex Media West LLC 9.875% 08/15/13	1,877,000	2,050,622
	Dex Media, Inc. (a) 11/15/13 (9.000% 11/15/08)	1,230,000	1,039,350
	PriMedia, Inc. 8.000% 05/15/13	2,200,000	1,980,000
	RH Donnelley Corp. 8.875% 01/15/16(b)	1,405,000	1,408,513
	WDAC Subsidiary Corp. 8.375% 12/01/14(b)	1,385,000	1,359,031
			7,837,516
Radio – 0.3%
	CMP Susquehanna Corp. 9.875% 05/15/14(b)	1,405,000	1,369,875
			1,369,875

See Accompanying Notes to Financial Statements.

9

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications (continued)

Media (continued)		Par ($)	Value ($)
Television – 0.2%
	LIN Television Corp. 6.500% 05/15/13	450,000	421,875
	Sinclair Broadcast Group, Inc. 8.750% 12/15/11	245,000	256,331
			678,206
	Media Total		31,522,061
Telecommunication Services – 11.4%
Cellular Telecommunications – 4.0%
	Digicel Ltd. 9.250% 09/01/12(b)	1,655,000	1,743,956
	Dobson Cellular Systems, Inc. 8.375% 11/01/11	1,805,000	1,874,944
	9.875% 11/01/12	1,280,000	1,388,800
	Horizon PCS, Inc. 11.375% 07/15/12	325,000	368,469
	iPCS Escrow Co. 11.500% 05/01/12	790,000	890,725
	Nextel Communications, Inc. 7.375% 08/01/15	1,275,000	1,315,735
	Nextel Partners, Inc. 8.125% 07/01/11	1,070,000	1,130,187
	Rogers Cantel, Inc. 9.750% 06/01/16	1,880,000	2,190,200
	Rogers Wireless, Inc. 8.000% 12/15/12	1,295,000	1,340,325
	Rural Cellular Corp. 8.250% 03/15/12	1,355,000	1,404,119
	9.750% 01/15/10	375,000	380,625
	10.899% 11/01/12(b)(c)	1,315,000	1,375,819
	US Unwired, Inc. 10.000% 06/15/12	945,000	1,054,768
			16,458,672
Satellite Telecommunications – 1.5%
	Inmarsat Finance II PLC (a) 11/15/12 (10.375% 11/15/08)	2,285,000	1,965,100
	Intelsat Bermuda, Ltd. 8.250% 01/15/13	1,935,000	1,925,325
	PanAmSat Corp. 9.000% 08/15/14	1,031,000	1,072,240
	Zeus Special Subsidiary Ltd. (a) 02/01/15 (9.250% 02/01/10)(b)	1,780,000	1,281,600
			6,244,265
Telecommunication Equipment – 0.4%
	Lucent Technologies, Inc. 6.450% 03/15/29	1,790,000	1,561,775
			1,561,775

See Accompanying Notes to Financial Statements.

10

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Communications (continued)

Telecommunication Services (continued)		Par ($)	Value ($)
Telecommunication Services – 1.5%
	Embarq Corp. 7.082% 06/01/16	665,000	667,073
	7.995% 06/01/36	665,000	669,074
	Nordic Telephone Co. Holdings ApS 8.250% 05/01/16(b)	1,030,000	1,356,138
	8.875% 05/01/16(b)	475,000	494,000
	Syniverse Technologies, Inc. 7.750% 08/15/13	1,210,000	1,206,975
	Time Warner Telecom Holdings, Inc. 9.250% 02/15/14	1,735,000	1,852,112
			6,245,372
Telephone-Integrated – 3.6%
	Axtel SA de CV 11.000% 12/15/13	335,000	376,456
	Cincinnati Bell, Inc. 7.000% 02/15/15	2,730,000	2,648,100
	Citizens Communications Co. 9.000% 08/15/31	2,335,000	2,442,994
	Qwest Capital Funding, Inc. 6.875% 07/15/28	3,205,000	2,812,388
	Qwest Communications International, Inc. 7.500% 02/15/14	1,380,000	1,364,475
	Qwest Corp. 7.500% 06/15/23	2,430,000	2,332,800
	8.875% 03/15/12	1,910,000	2,048,475
	US LEC Corp. 13.620% 10/01/09(c)	960,000	1,030,800
			15,056,488
Wireless Equipment – 0.4%
	American Towers, Inc. 7.250% 12/01/11	1,540,000	1,578,500
			1,578,500
	Telecommunication Services Total		47,145,072
COMMUNICATIONS TOTAL			78,667,133

Consumer Cyclical – 15.5%

Airlines – 0.5%
Airlines – 0.5%
	Continental Airlines, Inc. 7.568% 12/01/06	2,215,000	2,215,000
			2,215,000
	Airlines Total		2,215,000

See Accompanying Notes to Financial Statements.

11

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)

Apparel – 1.2%		Par ($)	Value ($)
Apparel Manufacturers – 1.2%
	Broder Brothers Co. 11.250% 10/15/10	830,000	786,425
	Levi Strauss & Co. 9.750% 01/15/15	1,875,000	1,945,312
	Phillips-Van Heusen Corp. 7.250% 02/15/11	1,010,000	1,015,050
	8.125% 05/01/13	1,000,000	1,035,000
			4,781,787
	Apparel Total		4,781,787
Auto Manufacturers – 0.2%
Auto-Cars/Light Trucks – 0.2%
	General Motors Corp. 8.375% 07/15/33	1,210,000	919,600
			919,600
	Auto Manufacturers Total		919,600
Auto Parts & Equipment – 1.6%
Auto/Truck Parts & Equipment-Original – 0.4%
	TRW Automotive, Inc. 9.375% 02/15/13	1,385,000	1,495,800
			1,495,800
Auto/Truck Parts & Equipment-Replacement – 0.6%
	Commercial Vehicle Group 8.000% 07/01/13	1,475,000	1,452,875
	Rexnord Corp. 10.125% 12/15/12	1,160,000	1,276,000
			2,728,875
Rubber-Tires – 0.6%
	Goodyear Tire & Rubber Co. 9.000% 07/01/15	2,390,000	2,437,800
			2,437,800
	Auto Parts & Equipment Total		6,662,475
Distribution/Wholesale – 0.3%
Distribution/Wholesale – 0.3%
	Buhrmann US, Inc. 7.875% 03/01/15	1,065,000	1,067,663
			1,067,663
	Distribution/Wholesale Total		1,067,663

See Accompanying Notes to Financial Statements.

12

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)

Entertainment – 1.3%		Par ($)	Value ($)
Gambling (Non-Hotel) – 0.4%
	Global Cash Access LLC 8.750% 03/15/12	1,554,000	1,647,240
			1,647,240
Music – 0.7%
	Steinway Musical Instruments, Inc. 7.000% 03/01/14(b)	1,265,000	1,238,119
	Warner Music Group 7.375% 04/15/14	1,715,000	1,697,850
			2,935,969
Resorts/Theme Parks – 0.2%
	Six Flags, Inc. 9.625% 06/01/14	935,000	927,987
			927,987
	Entertainment Total		5,511,196
Home Builders – 1.3%
Building-Residential/ Commercial – 1.3%
	D.R. Horton, Inc. 9.750% 09/15/10	2,045,000	2,286,367
	K. Hovnanian Enterprises, Inc. 6.375% 12/15/14	1,435,000	1,300,469
	8.875% 04/01/12	1,435,000	1,483,431
	Standard Pacific Corp. 9.250% 04/15/12	170,000	173,400
			5,243,667
	Home Builders Total		5,243,667
Home Furnishings – 0.2%
Home Furnishings – 0.2%
Sealy Mattress Co.	8.250% 06/15/14	730,000	762,850
			762,850
	Home Furnishings Total		762,850
Leisure Time – 0.6%
Leisure & Recreational Products – 0.2%
	K2, Inc. 7.375% 07/01/14	1,100,000	1,083,500
			1,083,500
Recreational Centers – 0.4%
	Town Sports International, Inc. (a) 02/01/14 (11.000% 02/01/09)	1,950,000	1,547,813
			1,547,813
	Leisure Time Total		2,631,313

See Accompanying Notes to Financial Statements.

13

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)

Lodging – 5.5%		Par ($)	Value ($)
Casino Hotels – 5.2%
	CCM Merger, Inc. 8.000% 08/01/13(b)	1,360,000	1,309,000
	Chukchansi Economic Development Authority 8.780% 11/15/12(b)(c)	1,250,000	1,275,000
	Eldorado Casino Shreveport/Shreveport Capital Corp. 10.000% 08/01/12(d)	5,654,345	4,523,476
	Galaxy Entertainment Finance Co., Ltd. 9.875% 12/15/12(b)	1,340,000	1,393,600
	Greektown Holdings LLC 10.750% 12/01/13(b)	1,685,000	1,786,100
	Hard Rock Hotel, Inc. 8.875% 06/01/13	2,205,000	2,392,425
	Inn of the Mountain Gods Resort & Casino 12.000% 11/15/10	595,000	641,113
	Kerzner International Ltd. 6.750% 10/01/15	2,080,000	2,194,400
	MGM Mirage 6.000% 10/01/09	635,000	622,300
	6.750% 09/01/12	845,000	831,269
	8.500% 09/15/10	575,000	608,781
	Mohegan Tribal Gaming Authority 6.125% 02/15/13	380,000	361,475
	Pinnacle Entertainment, Inc. 8.250% 03/15/12	1,170,000	1,199,250
	Station Casinos, Inc. 6.000% 04/01/12	785,000	749,675
	Wynn Las Vegas LLC 6.625% 12/01/14	1,705,000	1,624,012
			21,511,876
Hotels & Motels – 0.3%
	Hilton Hotels Corp. 7.500% 12/15/17	1,171,000	1,218,025
			1,218,025
	Lodging Total		22,729,901

See Accompanying Notes to Financial Statements.

14

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Cyclical (continued)

Retail – 2.6%		Par ($)	Value ($)
Retail-Automobiles – 0.6%
	Asbury Automotive Group, Inc. 8.000% 03/15/14	1,680,000	1,673,700
	AutoNation, Inc. 7.000% 04/15/14(b)	610,000	603,900
	7.045% 04/15/13(b)(c)	365,000	370,475
			2,648,075
Retail-Drug Stores – 0.3%
	Rite Aid Corp. 7.500% 01/15/15	1,250,000	1,228,125
			1,228,125
Retail-Home Furnishings – 0.4%
	Tempur-Pedic, Inc. 10.250% 08/15/10	1,521,000	1,631,273
			1,631,273
Retail-Propane Distributors – 0.8%
	AmeriGas Partners LP 7.125% 05/20/16	1,100,000	1,058,750
	Ferrellgas Partners LP 8.750% 06/15/12	1,145,000	1,165,037
	Inergy LP/Inergy Finance Corp. 8.250% 03/01/16	1,110,000	1,137,750
			3,361,537
Retail-Restaurants – 0.5%
	Dave & Buster's, Inc. 11.250% 03/15/14(b)	845,000	853,450
	Landry's Restaurants, Inc. 7.500% 12/15/14	1,355,000	1,277,087
			2,130,537
	Retail Total		10,999,547
Textiles – 0.2%
Textile-Products – 0.2%
	INVISTA 9.250% 05/01/12(b)	890,000	943,400
			943,400
	Textiles Total		943,400
CONSUMER CYCLICAL TOTAL			64,468,399

See Accompanying Notes to Financial Statements.

15

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical – 14.4%

Agriculture – 0.5%		Par ($)	Value ($)
Tobacco – 0.5%
	Alliance One International, Inc. 11.000% 05/15/12	1,220,000	1,163,575
	Reynolds American, Inc. 7.625% 06/01/16(b)	1,020,000	1,017,450
	Agriculture Total		2,181,025
Beverages – 0.5%
Beverages-Non-Alcoholic – 0.2%
	Cott Beverages, Inc. 8.000% 12/15/11	1,030,000	1,032,575
			1,032,575
Beverages-Wine/Spirits – 0.3%
	Constellation Brands, Inc. 8.000% 02/15/08	780,000	799,500
	8.125% 01/15/12	320,000	331,200
			1,130,700
	Beverages Total		2,163,275
Biotechnology – 0.4%
Medical-Biomedical/Gene – 0.4%
	Bio-Rad Laboratories, Inc. 7.500% 08/15/13	1,615,000	1,635,187
			1,635,187
	Biotechnology Total		1,635,187

See Accompanying Notes to Financial Statements.

16

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)

Commercial Services – 4.5%		Par ($)	Value ($)
Commercial Services – 0.3%
	Iron Mountain, Inc. 7.750% 01/15/15	1,115,000	1,115,000
			1,115,000
Commercial Services-Finance – 0.2%
	Dollar Financial Group, Inc. 9.750% 11/15/11	875,000	940,625
			940,625
Consulting Services – 0.2%
	FTI Consulting 7.625% 06/15/13	960,000	979,200
			979,200
Funeral Services & Related Items – 0.5%
	Service Corp. International 6.750% 04/01/16	710,000	671,837
	7.700% 04/15/09	1,300,000	1,326,000
			1,997,837
Printing-Commercial – 0.6%
	Quebecor World Capital Corp. 8.750% 03/15/16(b)	1,485,000	1,393,460
	Sheridan Group 10.250% 08/15/11	965,000	984,300
			2,377,760
Private Corrections – 0.7%
	Corrections Corp. of America 6.250% 03/15/13	1,455,000	1,382,250
	GEO Group, Inc. 8.250% 07/15/13	1,400,000	1,431,500
			2,813,750
Rental Auto/Equipment – 2.0%
	Ashtead Holdings PLC 8.625% 08/01/15(b)	1,615,000	1,645,281
	Avis Budget Car Rental LLC 7.625% 05/15/14(b)	920,000	929,200
	7.750% 05/15/16(b)	610,000	616,100
	Hertz Corp. 8.875% 01/01/14(b)	1,560,000	1,634,100
	NationsRent, Inc. 9.500% 10/15/10	1,455,000	1,564,125
	United Rentals North America, Inc. 6.500% 02/15/12	1,360,000	1,309,000
	7.750% 11/15/13	685,000	676,438
			8,374,244
	Commercial Services Total		18,598,416
Cosmetics/Personal Care – 0.6%
Cosmetics & Toiletries – 0.6%
	DEL Laboratories, Inc. 8.000% 02/01/12	1,320,000	1,105,500
	Elizabeth Arden, Inc. 7.750% 01/15/14	1,520,000	1,527,600
			2,633,100
	Cosmetics/Personal Care Total		2,633,100

See Accompanying Notes to Financial Statements.

17

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)

Food – 1.5%		Par ($)	Value ($)
Food-Confectionery – 0.2%
	Merisant Co. 9.500% 07/15/13	1,405,000	962,425
			962,425
Food-Miscellaneous/ Diversified – 1.1%
	Dole Food Co., Inc. 8.625% 05/01/09	1,510,000	1,487,350
	Pinnacle Foods Holding Corp. 8.250% 12/01/13	1,930,000	1,910,700
	Reddy Ice Holdings, Inc. (a) 11/01/12 (10.500% 11/01/08)	1,420,000	1,185,700
			4,583,750
Food-Retail – 0.2%
	Stater Brothers Holdings, Inc. 8.125% 06/15/12	635,000	635,000
			635,000
	Food Total		6,181,175
Healthcare Services – 2.7%
Dialysis Centers – 0.4%
	DaVita, Inc. 7.250% 03/15/15	1,520,000	1,485,800
			1,485,800
Medical-HMO – 0.2%
	Coventry Health Care, Inc. 8.125% 02/15/12	945,000	987,481
			987,481
Medical-Hospitals – 1.0%
	HCA, Inc. 7.875% 02/01/11	1,695,000	1,758,438
	Tenet Healthcare Corp. 9.875% 07/01/14	2,325,000	2,365,688
			4,124,126
Medical-Outpatient/Home Medical – 0.2%
	Select Medical Corp. 7.625% 02/01/15	950,000	847,875
			847,875
MRI/Medical Diagnostic Imaging – 0.3%
	MedQuest, Inc. 11.875% 08/15/12	675,000	610,875
	MQ Associates, Inc. (a) 08/15/12 (12.250% 08/15/08)	1,015,000	395,850
			1,006,725
Physician Practice Management – 0.6%
	US Oncology Holdings, Inc. 10.320% 03/15/15(c)	745,000	757,106
	US Oncology, Inc. 9.000% 08/15/12	1,780,000	1,877,900
			2,635,006
	Healthcare Services Total		11,087,013

See Accompanying Notes to Financial Statements.

18

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Consumer Non-Cyclical (continued)

Household Products/Wares – 1.5%		Par ($)	Value ($)
Consumer Products- Miscellaneous – 1.2%
	American Greetings Corp. 7.375% 06/01/16	735,000	744,188
	Amscan Holdings, Inc. 8.750% 05/01/14	1,420,000	1,288,650
	Jostens IH Corp. 7.625% 10/01/12	1,360,000	1,339,600
	Scotts Co. 6.625% 11/15/13	1,550,000	1,513,187
			4,885,625
Office Supplies & Forms – 0.3%
	ACCO Brands Corp. 7.625% 08/15/15	1,130,000	1,081,975
			1,081,975
	Household Products/Wares Total		5,967,600
Pharmaceuticals – 2.2%
Medical-Drugs – 0.8%
	Elan Finance PLC 7.750% 11/15/11	1,920,000	1,886,400
	Warner Chilcott Corp. 8.750% 02/01/15	1,320,000	1,323,300
			3,209,700
Medical-Generic Drugs – 0.2%
	Mylan Laboratories, Inc. 6.375% 08/15/15	1,000,000	965,000
			965,000
Medical-Wholesale Drug Distribution – 0.7%
	AmerisourceBergen Corp. 5.875% 09/15/15(b)	1,125,000	1,085,811
	Nycomed A/S PIK, 11.750% 09/15/13(b)	1,511,883	2,020,908
			3,106,719
Pharmacy Services – 0.2%
	Omnicare, Inc. 6.750% 12/15/13	760,000	737,200
			737,200
Vitamins & Nutrition Products – 0.3%
	NBTY, Inc. 7.125% 10/01/15	1,260,000	1,209,600
			1,209,600
	Pharmaceuticals Total		9,228,219
CONSUMER NON-CYCLICAL TOTAL			59,675,010

See Accompanying Notes to Financial Statements.

19

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Energy – 9.2%

Coal – 0.8%		Par ($)	Value ($)
Coal – 0.8%
	Arch Western Finance LLC 6.750% 07/01/13	1,835,000	1,789,125
	Massey Energy Co. 6.875% 12/15/13(b)	1,650,000	1,579,875
			3,369,000
	Coal Total		3,369,000
Oil & Gas – 3.6%
Oil & Gas Drilling – 0.3%
	Pride International, Inc. 7.375% 07/15/14	960,000	981,600
			981,600
Oil Companies-Exploration & Production – 2.7%
	Chesapeake Energy Corp. 6.375% 06/15/15	1,145,000	1,079,162
	7.500% 06/15/14	1,145,000	1,167,900
	Compton Petroleum Corp. 7.625% 12/01/13	1,415,000	1,379,625
	Delta Petroleum Corp. 7.000% 04/01/15	565,000	519,800
	Forest Oil Corp. 8.000% 12/15/11	1,080,000	1,128,600
	Magnum Hunter Resources, Inc. 9.600% 03/15/12	1,133,000	1,209,477
	Newfield Exploration Co. 6.625% 04/15/16	1,120,000	1,072,400
	Pogo Producing Co. 6.625% 03/15/15	1,100,000	1,045,000
	Quicksilver Resources, Inc. 7.125% 04/01/16	895,000	856,963
	Whiting Petroleum Corp. 7.250% 05/01/12	1,815,000	1,780,969
			11,239,896
Oil Refining & Marketing – 0.6%
	Premcor Refining Group, Inc. 7.500% 06/15/15	1,015,000	1,055,600
	Tesoro Petroleum Corp. 6.625% 11/01/15(b)	1,465,000	1,413,725
			2,469,325
	Oil & Gas Total		14,690,821
Oil & Gas Services – 0.7%
Oil-Field Services – 0.7%
	Hornbeck Offshore Services, Inc. 6.125% 12/01/14	1,505,000	1,395,888
	Newpark Resources, Inc. 8.625% 12/15/07	1,660,000	1,660,000
			3,055,888
	Oil & Gas Services Total		3,055,888

See Accompanying Notes to Financial Statements.

20

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Energy (continued)

Pipelines – 4.1%		Par ($)	Value ($)
Pipelines – 4.1%
	Atlas Pipeline Partners LP 8.125% 12/15/15(b)	1,070,000	1,099,425
	Colorado Interstate Gas Co. 6.800% 11/15/15(b)	2,145,000	2,155,725
	El Paso Corp. 7.625% 09/01/08(b)	500,000	508,750
	7.750% 06/15/10(b)	2,685,000	2,752,125
	Northwest Pipeline Corp. 8.125% 03/01/10	915,000	961,894
	Pacific Energy Partners LP/Pacific Energy Finance Corp. 6.250% 09/15/15	1,960,000	1,822,800
	Sonat, Inc. 7.625% 07/15/11	2,040,000	2,068,050
	Southern Natural Gas Co. 8.875% 03/15/10	1,630,000	1,733,913
	Williams Companies, Inc. 6.375% 10/01/10(b)	2,790,000	2,793,487
	8.125% 03/15/12	1,015,000	1,074,631
			16,970,800
	Pipelines Total		16,970,800
ENERGY TOTAL			38,086,509

Financials – 3.9%

Diversified Financial Services – 3.0%
Finance-Auto Loans – 2.1%
	Ford Motor Credit Co. 7.375% 02/01/11	2,670,000	2,406,516
	General Motors Acceptance Corp. 6.875% 09/15/11	3,085,000	2,903,718
	8.000% 11/01/31	3,490,000	3,280,600
			8,590,834
Finance-Investment Banker/Broker – 0.8%
	*Trade Financial Corp. 8.000% 06/15/11	1,700,000	1,763,750
	LaBranche & Co., Inc. 11.000% 05/15/12	1,375,000	1,509,063
			3,272,813
Special Purpose Entity – 0.1%
	Hughes Network Systems LLC/HNS Finance Corp. 9.500% 04/15/14(b)	570,000	575,700
			575,700
	Diversified Financial Services Total		12,439,347

See Accompanying Notes to Financial Statements.

21

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Financials (continued)

Real Estate Investment Trusts – 0.9%		Par ($)	Value ($)
REITS-Hotels – 0.5%
	Host Marriott LP 6.750% 06/01/16(b)	2,240,000	2,184,000
			2,184,000
REITS-Regional Malls – 0.4%
	Rouse Co. LP/TRC Co-Issuer, Inc. 6.750% 05/01/13(b)	1,405,000	1,395,963
			1,395,963
	Real Estate Investment Trusts Total		3,579,963
FINANCIALS TOTAL			16,019,310

Industrials – 13.8%

Aerospace & Defense – 1.5%
Aerospace/Defense- Equipment – 1.1%
	BE Aerospace, Inc. 8.500% 10/01/10	1,655,000	1,758,438
	Sequa Corp. 8.875% 04/01/08	798,000	833,910
	9.000% 08/01/09	780,000	826,800
	TransDigm, Inc. 8.375% 07/15/11	1,160,000	1,232,500
			4,651,648
Electronics-Military – 0.4%
	Condor Systems, Inc. 11.875% 05/01/09(d)(e)(f)(g)	4,000,000	—
	L-3 Communications Corp. 5.875% 01/15/15	385,000	352,275
	6.375% 10/15/15	1,380,000	1,307,550
			1,659,825
	Aerospace & Defense Total		6,311,473
Building Materials – 1.1%
Building & Construction Products-Miscellaneous – 0.5%
	Nortek, Inc. 8.500% 09/01/14	1,110,000	1,115,550
	NTK Holdings, Inc. (a) 03/01/14 (10.750% 09/01/09)	1,040,000	787,800
			1,903,350
Building Products-Air & Heating – 0.3%
	Goodman Global Holding Co., Inc. 7.875% 12/15/12	1,310,000	1,280,525
			1,280,525
Building Products-Cement/Aggregation – 0.3%
	RMCC Acquisition Co. 9.500% 11/01/12(b)	1,250,000	1,300,000
			1,300,000
	Building Materials Total		4,483,875

See Accompanying Notes to Financial Statements.

22

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)

Electronics – 0.3%		Par ($)	Value ($)
Electronic Components-Miscellaneous – 0.3%
	Flextronics International Ltd. 6.250% 11/15/14	1,470,000	1,400,175
			1,400,175
	Electronics Total		1,400,175
Engineering & Construction – 0.4%
Building & Construction-Miscellaneous – 0.4%
	J. Ray McDermott SA 11.500% 12/15/13(b)	1,595,000	1,893,584
			1,893,584
	Engineering & Construction Total		1,893,584
Environmental Control – 1.0%
Non-Hazardous Waste Disposal – 0.9%
	Allied Waste North America, Inc. 7.125% 05/15/16(b)	2,500,000	2,437,500
	7.875% 04/15/13	1,220,000	1,247,450
			3,684,950
Recycling – 0.1%
	Aleris International, Inc. 9.000% 11/15/14	670,000	700,150
			700,150
	Environmental Control Total		4,385,100
Machinery-Construction & Mining – 0.4%
Machinery-Construction & Mining – 0.4%
	Terex Corp. 7.375% 01/15/14	1,510,000	1,525,100
			1,525,100
	Machinery-Construction & Mining Total		1,525,100
Machinery-Diversified – 0.7%
Machinery-General Industry – 0.4%
	Douglas Dynamics LLC 7.750% 01/15/12(b)	1,070,000	1,027,200
	Manitowoc Co., Inc. 7.125% 11/01/13	760,000	773,300
			1,800,500
Machinery-Material Handling – 0.3%
	Columbus McKinnon Corp. 8.875% 11/01/13	1,190,000	1,231,650
			1,231,650
	Machinery-Diversified Total		3,032,150

See Accompanying Notes to Financial Statements.

23

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)

Metal Fabricate/Hardware – 0.7%		Par ($)	Value ($)
Metal Processors & Fabrication – 0.7%
	Mueller Group, Inc. 10.000% 05/01/12	1,065,000	1,162,181
	Mueller Holdings, Inc. (a) 04/15/14 (14.750% 04/15/09)	1,190,000	999,600
	TriMas Corp. 9.875% 06/15/12	770,000	739,200
			2,900,981
	Metal Fabricate/Hardware Total		2,900,981
Miscellaneous Manufacturing – 2.2%
Diversified Manufacturing Operators – 1.5%
	Bombardier, Inc. 6.300% 05/01/14(b)	2,281,000	2,061,453
	J.B. Poindexter & Co. 8.750% 03/15/14	1,255,000	1,047,925
	Koppers Industries, Inc. 9.875% 10/15/13	1,004,000	1,104,400
	Trinity Industries, Inc. 6.500% 03/15/14	2,136,000	2,042,550
			6,256,328
Miscellaneous Manufacturing – 0.7%
	Nutro Products, Inc. 10.750% 04/15/14(b)	1,500,000	1,533,750
	Samsonite Corp. 8.875% 06/01/11	1,125,000	1,179,844
			2,713,594
	Miscellaneous Manufacturing Total		8,969,922
Packaging & Containers – 2.8%
Containers-Metal/Glass – 1.4%
	Crown Americas LLC & Crown Americas Capital Corp. 7.750% 11/15/15(b)	1,830,000	1,843,725
	Owens-Brockway Glass Container, Inc. 8.250% 05/15/13	2,470,000	2,510,137
	Owens-Illinois, Inc. 7.500% 05/15/10	1,530,000	1,520,438
			5,874,300
Containers-Paper/Plastic – 1.4%
	Consolidated Container Co., LLC (a) 06/15/09 (10.750% 06/15/07)	1,065,000	998,438
	Jefferson Smurfit Corp. 8.250% 10/01/12	1,770,000	1,672,650
	JSG Holding PLC PIK, 11.500% 10/01/15(b)	1,233,623	1,596,640
	MDP Acquisitions PLC 9.625% 10/01/12	1,290,000	1,351,275
			5,619,003
	Packaging & Containers Total		11,493,303

See Accompanying Notes to Financial Statements.

24

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Industrials (continued)

Transportation – 2.7%		Par ($)	Value ($)
Transportation-Marine – 1.0%
	Ship Finance International Ltd. 8.500% 12/15/13	2,110,000	1,991,313
	Stena AB 7.500% 11/01/13	2,345,000	2,315,687
			4,307,000
Transportation-Railroad – 0.7%
	TFM SA de CV 9.375% 05/01/12	1,755,000	1,880,044
	12.500% 06/15/12	780,000	858,975
			2,739,019
Transportation-Services – 0.7%
	CHC Helicopter Corp. 7.375% 05/01/14	2,015,000	1,992,331
	PHI, Inc. 7.125% 04/15/13(b)	1,050,000	1,023,750
			3,016,081
Transportation-Trucks – 0.3%
	QDI LLC 9.000% 11/15/10	1,060,000	1,004,350
			1,004,350
	Transportation Total		11,066,450
INDUSTRIALS TOTAL			57,462,113

Technology – 0.9%

Office/Business Equipment – 0.5%
Office Automation & Equipment – 0.5%
	Xerox Corp. 6.400% 03/15/16	470,000	452,963
	7.125% 06/15/10	1,470,000	1,508,587
			1,961,550
	Office/Business Equipment Total		1,961,550
Semiconductors – 0.4%
Electronic Components- Semiconductors – 0.4%
	Amkor Technology, Inc. 9.250% 06/01/16	850,000	819,188
	Freescale Semiconductor, Inc. 6.875% 07/15/11	855,000	866,756
			1,685,944
	Semiconductors Total		1,685,944
TECHNOLOGY TOTAL			3,647,494

See Accompanying Notes to Financial Statements.

25

Columbia High Yield Opportunity Fund May 31, 2006

Corporate Fixed-Income Bonds & Notes (continued)

Utilities – 4.4%

Electric – 4.4%		Par ($)	Value ($)
Electric-Generation – 1.1%
	AES Corp. 9.000% 05/15/15(b)	610,000	657,275
	9.500% 06/01/09	1,318,000	1,410,260
	Edison Mission Energy 7.730% 06/15/09	2,640,000	2,709,300
			4,776,835
Electric-Integrated – 1.3%
	CMS Energy Corp. 6.875% 12/15/15	910,000	886,113
	8.500% 04/15/11	575,000	605,188
	Nevada Power Co. 9.000% 08/15/13	640,000	700,294
	10.875% 10/15/09	1,088,000	1,164,845
	Sierra Pacific Resources 6.750% 08/15/17	910,000	891,800
	TECO Energy, Inc. 7.000% 05/01/12	1,205,000	1,223,075
			5,471,315
Independent Power Producer – 2.0%
	Dynegy Holdings, Inc. 6.875% 04/01/11	1,275,000	1,222,406
	7.125% 05/15/18	870,000	774,300
	Mirant North America LLC 7.375% 12/31/13(b)	2,195,000	2,156,587
	MSW Energy Holdings LLC 7.375% 09/01/10	910,000	915,688
	8.500% 09/01/10	1,195,000	1,244,294
	NRG Energy, Inc. 7.250% 02/01/14	960,000	961,200
	7.375% 02/01/16	900,000	901,125
			8,175,600
	Electric Total		18,423,750
UTILITIES TOTAL			18,423,750
	Total Corporate Fixed-Income Bonds & Notes (cost of $371,932,621)		366,837,267

See Accompanying Notes to Financial Statements.

26

Columbia High Yield Opportunity Fund May 31, 2006

Preferred Stocks – 2.3%

Communications – 0.9%

Media – 0.9%		Shares	Value ($)
	PTV Inc. 10.000%	18	40
	Spanish Broadcasting System, Inc. PIK, 10.750%	3,250	3,610,750
	Media Total		3,610,790
COMMUNICATIONS TOTAL			3,610,790
Financials – 1.4%
Real Estate Investment Trusts – 1.4%
	iStar Financial, Inc. Series E, 7.875%	86,769	2,125,840
	Series F, 7.800%	57,000	1,407,188
	Sovereign Real Estate Investment Corp. 12.000%(b)	1,800,000	2,430,000
	Real Estate Investment Trusts Total		5,963,028
FINANCIALS TOTAL			5,963,028
	Total Preferred Stocks (cost of $9,638,202)		9,573,818
Common Stocks – 1.4%
Consumer Discretionary – 0.5%
Hotels, Restaurants & Leisure – 0.1%
	Shreveport Gaming Holdings, Inc. (d)(h)	36,086	306,731
	Hotels, Restaurants & Leisure Total		306,731
Media – 0.4%
	NTL, Inc. (h)	35,385	944,072
	Sinclair Broadcast Group, Inc., Class A	100,000	851,000
	Media Total		1,795,072
CONSUMER DISCRETIONARY TOTAL			2,101,803
Industrials – 0.0%
Commercial Services & Supplies – 0.0%
	Fairlane Management Corp. (d)(e)(f)(h)	50,004	—
	Commercial Services & Supplies Total		—
INDUSTRIALS TOTAL			—
Materials – 0.2%
Chemicals – 0.2%
	Lyondell Chemical Co.	30,000	726,000
	Chemicals Total		726,000
MATERIALS TOTAL			726,000

See Accompanying Notes to Financial Statements.

27

Columbia High Yield Opportunity Fund May 31, 2006

Common Stocks (continued)

Telecommunication Services – 0.4%

Diversified Telecommunication Services – 0.0%		Shares	Value ($)
	Embarq Corp. (h)	3,846	160,267
	Diversified Telecommunication Services Total		160,267
Wireless Telecommunication Services – 0.4%
	Sprint Nextel Corp.	76,922	1,631,515
	Wireless Telecommunication Services Total		1,631,515
TELECOMMUNICATION SERVICES TOTAL			1,791,782
Utilities – 0.3%
Independent Power Producers & Energy Traders – 0.3%
	Dynegy, Inc., Class A (h)	113,000	596,640
	Mirant Corp. (h)	23,717	590,079
	Independent Power Producers & Energy Traders Total		1,186,719
UTILITIES TOTAL			1,186,719
	Total Common Stocks (cost of $6,032,981)		5,806,304
Municipal Bonds (Taxable) – 0.8%
California – 0.8%		Par ($)
	CA Cabazon Band Mission Indians 13.000% 10/01/11(d)	3,250,000	3,209,668
	California Total		3,209,668
	Total Municipal Bonds (cost of $3,250,000)		3,209,668
Convertible Bonds – 0.7%
Communications – 0.7%
Telecommunication Services – 0.7%
Telecommunication Equipment – 0.5%
	Nortel Networks Corp. 4.250% 09/01/08	1,975,000	1,868,844
			1,868,844
Telephone-Integrated – 0.2%
	NTL Cable PLC 8.750% 04/15/14	690,000	910,691
			910,691
	Telecommunication Services Total		2,779,535
COMMUNICATIONS TOTAL			2,779,535
	Total Convertible Bonds (cost of $2,821,523)		2,779,535

See Accompanying Notes to Financial Statements.

28

Columbia High Yield Opportunity Fund May 31, 2006

Warrants (h) – 0.0%

Communications – 0.0%

Media – 0.0%		Units	Value ($)
Broadcast Services/ Programs – 0.0%
	XM Satellite Radio Holdings, Inc. Expires 03/15/10(b)	2,435	26,541
			26,541
	Media Total		26,541
Telecommunication Services – 0.0%
Cellular Telecommunications – 0.0%
	UbiquiTel, Inc. Expires 04/15/10(b)	5,250	53
			53
Telecommunication Services – 0.0%
	Jazztel PLC Expires 07/15/10(d)(e)(f)	1,435	—
			—
	Telecommunication Services Total		53
COMMUNICATIONS TOTAL			26,594
Consumer Non-Cyclical – 0.0%
Food – 0.0%
Food-Retail – 0.0%
	Pathmark Stores Inc. Expires 09/19/10(d)	58,758	13,514
			13,514
	Food Total		13,514
CONSUMER NON-CYCLICAL TOTAL			13,514
Industrials – 0.0%
Transportation – 0.0%
Transportation-Trucks – 0.0%
	QDI LLC Expires 01/15/07(b)(e)	10,207	109,317
			109,317
	Transportation Total		109,317
INDUSTRIALS TOTAL			109,317
	Total Warrants (cost of $7,829,466)		149,425

See Accompanying Notes to Financial Statements.

29

Columbia High Yield Opportunity Fund May 31, 2006

Short-Term Obligations – 2.8%

	Par ($)	Value ($)
Repurchase agreement with State Street Bank & Trust Co., dated 05/31/06, due 06/01/06 at 4.770%, collateralized by a U.S. Treasury Note maturing 07/15/10, market value of $11,928,438 (repurchase proceeds $11,695,549)	11,694,000	11,694,000
Total Short-Term Obligations (cost of $11,694,000)		11,694,000
Total Investments – 96.4% (cost of $413,198,793)(i)		400,050,017
Other Assets & Liabilities, Net – 3.6%		15,058,627
Net Assets – 100.0%		415,108,644

Notes to Investment Portfolio:

(a)  Step bond. This security is currently not paying coupon. Shown parenthetically is the next interest rate to be paid and the date the Fund will begin accruing at this rate.

(b)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2006, these securities, which are not illiquid, except for the following, amounted to $78,868,014, which represents 19.0% of net assets.

Security	Acquisition Date	Par/Units	Cost	Value
Hollinger, Inc.
11.875% 03/01/11	09/30/04	$1,009,000	$1,009,000	$1,009,000
12.875% 03/01/11	03/05/03	774,000	782,980	805,928
QDI LLC	05/28/02	10,207	—	109,317
UbiquiTel, Inc.	04/04/00	5,250	247,969	53
				$1,924,298

(c)  The interest rate shown on floating rate or variable rate securities reflects the rate at May 31, 2006.

(d)  Illiquid Security.

(e)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(f)  Security has no value.

(g)  The issuer has filed for bankruptcy protection under Chapter 11. Income is not being accrued. At May 31, 2006, the value of these securities amounted to $0, which represents 0.0% of net assets.

(h)  Non-income producing.

(i)  Cost for federal income tax purposes is $414,000,891.

At May 31, 2006, the Fund had entered into the following forward currency exchange contracts:

Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Depreciation
EUR	$2,496,710	$2,590,325	06/26/06	$(93,615)
EUR	2,197,462	2,255,901	06/30/06	(58,439)
EUR	2,225,209	2,272,594	06/30/06	(47,385)
				$(199,439)

See Accompanying Notes to Financial Statements.

30

Columbia High Yield Opportunity Fund May 31, 2006

At May 31, 2006, the Fund held investments in the following sectors:

Holdings by Revenue Source (Unaudited)	% of Net Assets
Corporate Fixed-Income Bonds & Notes	88.4%
Preferred Stocks	2.3
Common Stocks	1.4
Municipal Bond (Taxable)	0.8
Convertible Bonds	0.7
Warrants	0.0
Short-Term Obligation	2.8
Other Assets & Liabilities, Net	3.6
100.0%
Acronym	Name
EUR	Euro Currency
PIK	Payment-In-Kind
REIT	Real Estate Investment Trust

See Accompanying Notes to Financial Statements.

31

Statement of Assets and Liabilities – Columbia High Yield Opportunity Fund

May 31, 2006

		($)
Assets	Investments, at cost	413,198,793
	Investments, at value	400,050,017
	Foreign currency (cost of $12,580)	12,674
	Receivable for:
	Investments sold	11,351,069
	Fund shares sold	169,250
	Interest	7,894,440
	Dividends	74,753
	Foreign tax reclaims	6,568
	Deferred Trustees' compensation plan	50,125
	Total Assets	419,608,896
Liabilities	Payable to custodian bank	1,242,167
	Net unrealized depreciation on foreign forward currency contracts	199,439
	Payable for:
	Fund shares repurchased	1,199,056
	Distributions	874,969
	Investment advisory fee	222,778
	Transfer agent fee	119,761
	Pricing and bookkeeping fees	13,089
	Trustees' fees	421
	Custody fee	993
	Distribution and service fees	199,435
	Chief compliance officer expenses	1,055
	Deferred Trustees' fees	50,125
	Other liabilities	376,964
	Total Liabilities	4,500,252
	Net Assets	415,108,644
Composition of Net Assets	Paid-in capital	833,760,635
	Undistributed net investment income	147,126
	Accumulated net realized loss	(405,454,718)
	Net unrealized appreciation (depreciation) on:
	Investments	(13,148,776)
	Foreign currency translations	(195,623)
	Net Assets	415,108,644
Class A	Net assets	245,713,153
	Shares outstanding	54,649,528
	Net asset value per share	4.50	(a)
	Maximum offering price per share ($4.50/0.9525)	4.72	(b)
Class B	Net assets	135,121,657
	Shares outstanding	30,054,858
	Net asset value and offering price per share	4.50	(a)
Class C	Net assets	23,084,315
	Shares outstanding	5,134,579
	Net asset value and offering price per share	4.50	(a)
Class Z	Net assets	11,189,519
	Shares outstanding	2,488,789
	Net asset value, offering and redemption price per share	4.50

  (a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

  (b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

32

Statement of Operations – Columbia High Yield Opportunity Fund

For the Year Ended May 31, 2006

		($)
Investment Income	Dividends	686,821
	Interest	39,404,203
	Total Investment Income (net of foreign taxes withheld of $4,414)	40,091,024
Expenses	Investment advisory fee	2,863,146
	Distribution fee:
	Class B	1,253,649
	Class C	202,487
	Service fee:
	Class A	676,799
	Class B	417,883
	Class C	67,578
	Transfer agent fee	853,056
	Pricing and bookkeeping fees	155,541
	Trustees' fees	30,051
	Custody fee	27,028
	Chief compliance officer expenses (See Note 4)	7,678
	Non-recurring costs (See Note 7)	6,519
	Other expenses	294,081
	Total Expenses	6,855,496
	Fees and expenses waived or reimbursed by Transfer Agent	(76,688)
	Fees waived by Distributor—Class C	(40,297)
	Non-recurring costs assumed by Investment Advisor (See Note 7)	(6,519)
	Custody earnings credit	(20,566)
	Net Expenses	6,711,426
	Net Investment Income	33,379,598
Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency	Net realized gain (loss) on:
	Investments	(15,888,892)
	Foreign currency transactions	207,721
	Net realized loss	(15,681,171)
	Net change in unrealized appreciation (depreciation) on:
	Investments	12,809,627
	Foreign currency translations	(830,770)
	Net change in unrealized appreciation (depreciation)	11,978,857
	Net Loss	(3,702,314)
	Net Increase in Net Assets from Operations	29,677,284

See Accompanying Notes to Financial Statements.

33

Statement of Changes in Net Assets – Columbia High Yield Opportunity Fund

    Year Ended May 31,

Increase (Decrease) in Net Assets:		2006 ($)	2005 ($)
Operations	Net investment income	33,379,598	42,938,667
	Net realized gain (loss) on investments and foreign currency transactions	(15,681,171)	16,486,865
	Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	11,978,857	(6,978,243)
	Net Increase from Operations	29,677,284	52,447,289
Distributions Declared to Shareholders	From net investment income:
	Class A	(21,051,533)	(24,843,221)
	Class B	(11,823,125)	(17,229,500)
	Class C	(1,950,865)	(3,195,340)
	Class Z	(1,001,542)	(1,286,008)
	Total Distributions Declared to Shareholders	(35,827,065)	(46,554,069)
Share Transactions	Class A:
	Subscriptions	52,657,938	51,631,025
	Distributions reinvested	10,782,697	12,970,332
	Redemptions	(87,163,976)	(119,788,196)
	Net Decrease	(23,723,341)	(55,186,839)
	Class B:
	Subscriptions	5,471,089	15,033,791
	Distributions reinvested	5,895,770	8,549,272
	Redemptions	(68,754,799)	(84,300,266)
	Net Decrease	(57,387,940)	(60,717,203)
	Class C:
	Subscriptions	2,059,957	2,313,673
	Distributions reinvested	1,094,117	2,060,574
	Redemptions	(10,070,893)	(20,777,439)
	Net Decrease	(6,916,819)	(16,403,192)
	Class Z:
	Subscriptions	2,671,255	8,036,535
	Distributions reinvested	729,510	964,387
	Redemptions	(4,873,301)	(10,416,599)
	Net Decrease	(1,472,536)	(1,415,677)
	Net Decrease from Share Transactions	(89,500,636)	(133,722,911)
	Total Decrease in Net Assets	(95,650,417)	(127,829,691)
Net Assets	Beginning of year	510,759,061	638,588,752
	End of year	415,108,644	510,759,061
	Undistributed net investment income at end of year	147,126	994,259
Changes in Shares	Class A:
	Subscriptions	11,587,648	11,017,719
	Issued for distributions reinvested	2,362,678	2,760,651
	Redemptions	(19,172,288)	(25,637,277)
	Net Decrease	(5,221,962)	(11,858,907)
	Class B:
	Subscriptions	1,200,104	3,195,705
	Issued for distributions reinvested	1,290,777	1,819,533
	Redemptions	(15,066,524)	(17,983,556)
	Net Decrease	(12,575,643)	(12,968,318)
	Class C:
	Subscriptions	449,541	492,732
	Issued for distributions reinvested	239,512	438,421
	Redemptions	(2,211,292)	(4,477,212)
	Net Decrease	(1,522,239)	(3,546,059)
	Class Z:
	Subscriptions	587,303	1,698,113
	Issued for distributions reinvested	159,845	204,777
	Redemptions	(1,070,811)	(2,216,660)
	Net Decrease	(323,663)	(313,770)

See Accompanying Notes to Financial Statements.

34

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class A Shares	2006		2005		2004		2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$4.56		$4.54		$4.30		$4.01		$4.62	$5.30
Income from Investment Operations:
Net investment income (b)	0.33		0.35		0.35		0.14		0.34	0.52	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)		0.05		0.21		0.30		(0.53)	(0.65	)(c)
Total from Investment Operations	0.30		0.40		0.56		0.44		(0.19)	(0.13)
Less Distributions Declared to Shareholders:
From net investment income	(0.36)		(0.38)		(0.32)		(0.15)		(0.39)	(0.51)
Return of capital	—		—		—		—		(0.03)	(0.04)
Total Distributions Declared to Shareholders	(0.36)		(0.38)		(0.32)		(0.15)		(0.42)	(0.55)
Net Asset Value, End of Period	$4.50		$4.56		$4.54		$4.30		$4.01	$4.62
Total return (d)	6.70	%(e)	8.93	%(f)	13.30	%(e)	11.01	%(e)(g)	(4.27)%	(2.78)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	1.12%		1.15%		1.19%		1.29	%(i)	1.31%	1.22%
Net investment income (h)	7.28%		7.55%		7.65%		8.24	%(i)	7.92%	10.34	%(c)
Waiver/reimbursement	0.02%		—		0.01%		—	%(i)(j)	—	—
Portfolio turnover rate	61%		67%		75%		45	%(g)	63%	62%
Net assets, end of period (000's)	$245,713		$273,104		$325,658		$376,944		$361,780	$369,043

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.76% to 10.34%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

35

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class B Shares	2006		2005		2004		2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$4.56		$4.54		$4.30		$4.01		$4.62	$5.30
Income from Investment Operations:
Net investment income (b)	0.30		0.32		0.31		0.13		0.31	0.48	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)		0.05		0.22		0.29		(0.54)	(0.65	)(c)
Total from Investment Operations	0.26		0.37		0.53		0.42		(0.23)	(0.17)
Less Distributions Declared to Shareholders:
From net investment income	(0.32)		(0.35)		(0.29)		(0.13)		(0.35)	(0.47)
Return of capital	—		—		—		—		(0.03)	(0.04)
Total Distributions Declared to Shareholders	(0.32)		(0.35)		(0.29)		(0.13)		(0.38)	(0.51)
Net Asset Value, End of Period	$4.50		$4.56		$4.54		$4.30		$4.01	$4.62
Total return (d)	5.91	%(e)	8.13	%(f)	12.46	%(e)	10.67	%(e)(g)	(4.99)%	(3.51)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	1.87%		1.90%		1.94%		2.04	%(i)	2.06%	1.97%
Net investment income (h)	6.55%		6.80%		6.90%		7.49	%(i)	7.17%	9.59	%(c)
Waiver/reimbursement	0.02%		—		0.01%		—	%(i)(j)	—	—
Portfolio turnover rate	61%		67%		75%		45	%(g)	63%	62%
Net assets, end of period (000's)	$135,122		$194,460		$252,415		$305,021		$280,220	$350,464

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.02% to 9.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

36

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,				Period Ended May 31,		Year Ended December 31,
Class C Shares	2006	2005		2004	2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$4.56	$4.54		$4.30	$4.01		$4.62	$5.30
Income from Investment Operations:
Net investment income (b)	0.31	0.33		0.32	0.13		0.31	0.49	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.04)	0.04		0.21	0.29		(0.53)	(0.65	)(c)
Total from Investment Operations	0.27	0.37		0.53	0.42		(0.22)	(0.16)
Less Distributions Declared to Shareholders:
From net investment income	(0.33)	(0.35)		(0.29)	(0.13)		(0.36)	(0.48)
Return of capital	—	—		—	—		(0.03)	(0.04)
Total Distributions Declared to Shareholders	(0.33)	(0.35)		(0.29)	(0.13)		(0.39)	(0.52)
Net Asset Value, End of Period	$4.50	$4.56		$4.54	$4.30		$4.01	$4.62
Total return (d)(e)	6.07%	8.29	%(f)	12.63%	10.74	%(g)	(4.85)%	(3.37)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	1.72%	1.75%		1.79%	1.89	%(i)	1.91%	1.82%
Net investment income (h)	6.70%	6.95%		7.05%	7.64	%(i)	7.32%	9.74	%(c)
Waiver/reimbursement	0.17%	0.15%		0.16%	0.15	%(i)	0.15%	0.15%
Portfolio turnover rate	61%	67%		75%	45	%(g)	63%	62%
Net assets, end of period (000's)	$23,084	$30,366		$46,322	$51,471		$46,568	$52,122

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 9.16% to 9.74%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the Investment Advisor and Distributor not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

See Accompanying Notes to Financial Statements.

37

Financial Highlights – Columbia High Yield Opportunity Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended May 31,						Period Ended May 31,		Year Ended December 31,
Class Z Shares	2006		2005		2004		2003 (a)		2002	2001
Net Asset Value, Beginning of Period	$4.56		$4.54		$4.30		$4.01		$4.62	$5.30
Income from Investment Operations:
Net investment income (b)	0.34		0.37		0.36		0.15		0.33	0.53	(c)
Net realized and unrealized gain (loss) on investments and foreign currency	(0.03)		0.04		0.21		0.29		(0.51)	(0.65	)(c)
Total from Investment Operations	0.31		0.41		0.57		0.44		(0.18)	(0.12)
Less Distributions Declared to Shareholders:
From net investment income	(0.37)		(0.39)		(0.33)		(0.15)		(0.40)	(0.52)
Return of capital	—		—		—		—		(0.03)	(0.04)
Total Distributions Declared to Shareholders	(0.37)		(0.39)		(0.33)		(0.15)		(0.43)	(0.56)
Net Asset Value, End of Period	$4.50		$4.56		$4.54		$4.30		$4.01	$4.62
Total return (d)	6.97	%(e)	9.21	%(f)	13.58	%(e)	11.12	%(e)(g)	(4.03)%	(2.53)%
Ratios to Average Net Assets/ Supplemental Data:
Expenses (h)	0.87%		0.90%		0.94%		1.04	%(i)	1.06%	0.97%
Net investment income (h)	7.53%		7.80%		7.92%		8.49	%(i)	8.17%	10.59	%(c)
Waiver/reimbursement	0.02%		—		0.01%		—	%(i)(j)	—	—
Portfolio turnover rate	61%		67%		75%		45	%(g)	63%	62%
Net assets, end of period (000's)	$11,190		$12,829		$14,194		$45,803		$35,541	$1,978

(a)  The Fund changed its fiscal year end from December 31 to May 31.

(b)  Per share data was calculated using average shares outstanding during the period.

(c)  Effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium and accreting discount on all debt securities. The effect of this change for the year ended December 31, 2001 was to increase net investment income per share by $0.05, decrease net realized and unrealized loss per share by $0.05 and increase the ratio of net investment income to average net assets from 10.01% to 10.59%. Per share data and ratios for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(d)  Total return at net asset value assuming all distributions reinvested.

(e)  Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(f)  Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss. This reimbursement had an impact of less than 0.01% on the Fund's total return.

(g)  Not annualized.

(h)  The benefits derived from custody credits had an impact of less than 0.01%.

(i)  Annualized.

(j)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

38

Notes to Financial Statements – Columbia High Yield Opportunity Fund (May 31, 2006)

Note 1. Organization

Columbia High Yield Opportunity Fund (the "Fund"), a series of Columbia Funds Series Trust I (the "Trust"), is a non-diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. After the close of business on March 24, 2006, the Fund was re-domiciled into a new series of Columbia Funds Series Trust I. Prior to March 24, 2006, the Fund was a series of Columbia Funds Trust I.

Investment Goal

The Fund seeks high current income and total return.

Fund Shares

The Fund may issue an unlimited number of shares and offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own sales charge and expense structure.

Class A shares are subject to a maximum front-end sales charge of 4.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating up to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months of the time of the purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares in a certain number of years after purchase, depending on the program under which shares were purchased. Class C shares are subject to a 1.00% CDSC on shares sold within one year after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund's prospectus.

Note 2. Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Fund's Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

39

Columbia High Yield Opportunity Fund (May 31, 2006)

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Occasionally, events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not appropriate, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. The Fund may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. The Fund may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Fund's investments against currency fluctuations. Forward currency contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the foreign currency contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of forward currency contracts does not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Fund could also be exposed to risk if the counterparties of the contracts are unable to fulfill the terms of the contracts.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that the Fund's investment advisor has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on all debt securities. Corporate actions and dividend income are recorded on the ex-date. The value of additional securities received as an income payment is recorded as income and as the cost basis of such securities.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency

40

Columbia High Yield Opportunity Fund (May 31, 2006)

gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations) and realized and unrealized gains (losses) are allocated to each class of the Fund on a daily basis for purposes of determining the net asset value of each class. Income and expenses are allocated to each class based on the settled shares method, while realized and unrealized gains (losses) are allocated based on the relative net assets of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its tax-exempt or taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly. Net realized capital gains, if any, are distributed at least annually.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund's capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended May 31, 2006, permanent book and tax basis differences resulting primarily from differing treatments for discount accretion/premium amortization on debt securities, market discount reclassifications, paydown reclassifications and Section 988 reclassifications of foreign currency were identified and reclassified among the components of the Fund's net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,600,334	$(1,600,334)	$–

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended May 31, 2006 and May 31, 2005 was as follows:

	May 31, 2006	May 31, 2005
Distributions paid from:
Ordinary Income*	$35,827,065	$46,554,069
Long-Term Capital Gains		–

*For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of May 31, 2006, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Depreciation*
$1,650,870	$	$(13,950,874)

*The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales and discount accretion/ premium amortization on debt securities.

41

Columbia High Yield Opportunity Fund (May 31, 2006)

Unrealized appreciation and depreciation at May 31, 2006, based on cost of investments for federal income tax purposes, was:

Unrealized appreciation	$8,166,182
Unrealized depreciation	(22,117,056)
Net unrealized depreciation	$(13,950,874)

The following capital loss carryforwards, determined as of May 31, 2006, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$37,575,496
2009	161,087,717
2010	171,019,187
2011	18,463,873
2014	7,033,993
$395,180,266

Of the capital loss carryforwards attributable to the Fund $3,086,545 ($2,216,468 will expire May 31, 2008 and $870,077 will expire May 31, 2009) was obtained in the merger with Stein Roe High Yield Fund. Utilization of these losses could be subject to limitations imposed by the Internal Revenue Code. Under current tax rules, certain capital losses realized after October 31 may be deferred and treated as occuring on the first day of the following fiscal year. As of May 31, 2006 post-October capital losses of $10,246,815 attributted to security transactions were deferred to June 1, 2006.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia Management Advisors, LLC ("Columbia"), an indirect, wholly-owned subsidiary of Bank of America Corporation ("BOA"), is the investment advisor to the Fund and provides administrative and other services. Prior to September 30, 2005, Columbia Management Advisors, Inc. was the investment advisor to the Fund under the same fee structure. On September 30, 2005, Columbia Management Advisors, Inc. merged into Banc of America Capital Management, LLC. At that time, the investment advisor was then renamed Columbia Management Advisors, LLC. Columbia receives a monthly investment advisory fee based on the Fund's average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.60%
$500 million to $1 billion	0.55%
$1 billion to $1.5 billion	0.52%
Over $1.5 billion	0.49%

For the year ended May 31, 2006, the Fund's effective investment advisory fee rate was 0.60%.

Pricing and Bookkeeping Fees

Columbia is responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement. Under a separate agreement (the "Outsourcing Agreement"), Columbia has delegated those functions to State Street Corporation ("State Street"). As a result, Columbia pays State Street the total fees collected under the pricing and bookkeeping agreement.

Under its pricing and bookkeeping agreement with the Fund, Columbia receives an annual fee of $38,000 paid monthly plus an additional monthly fee based on the level of average daily net assets for the month; provided that during any 12-month period, the aggregate fee, exclusive of out-of-pocket expenses and changes, shall not exceed $140,000.

Prior to November 1, 2005, Columbia received from the Fund an annual fee of $10,000 paid monthly, and in any month that the Fund's average daily net assets exceeded $50 million, an additional monthly fee, calculated by taking into account the fees payable to State Street under the Outsourcing Agreement.

The Fund also reimburses Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund's portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services. For the year ended May 31, 2006, the annualized effective pricing and bookkeeping fee rate for the

42

Columbia High Yield Opportunity Fund (May 31, 2006)

Fund, inclusive of out-of-pocket expenses, was 0.033% of the Fund's average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (formerly Columbia Funds Services, Inc.) (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services ("BFDS") to serve as subtransfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus sub-transfer agent fees (exclusive of BFDS fees) calculated based on assets held in omnibus accounts and intended to recover the cost of payments to third parties for services to those accounts. The annual rate was $15.23 from November 1, 2005 through March 31, 2006. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses. Prior to November 1, 2005, the Transfer Agent received a fee, paid monthly at the annual rate of $34.00 per open account and was reimbursed for certain out-of-pocket expenses.

The Transfer Agent voluntarily waived a portion of its fees for the Fund for the period from May 1, 2005 through October 31, 2005. For the year ended May 31, 2006, the Transfer Agent waived fees of $76,688 for the Fund.

For the year ended May 31, 2006, the effective transfer agent fee rate, inclusive of out-of-pocket expenses and net of fee waivers, for the Fund was 0.16% of the Fund's average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), a subsidiary of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. On August 22, 2005, Columbia Funds Distributor, Inc. was renamed Columbia Management Distributors, Inc. For the year ended May 31, 2006, the Distributor has retained net underwriting discounts of $27,585 on sales of the Fund's Class A shares and net CDSC fees of $34, $388,225 and $1,886 on Class A, B and C share redemptions, respectively.

The Fund has adopted a Rule 12b-1 plan (the "Plan") which allows the payment of a monthly service fee to the Distributor equal to 0.25% annually of the average daily net assets attributable to Class A, B and C shares respectively. The Plan also requires the payment of a monthly distribution fee to the Distributor equal to 0.75% annually of the average daily net assets attributable to Class B and Class C shares only. The Distributor has voluntarily agreed to waive a portion of the Class C share distribution fee so that it will not exceed 0.60% annually.

The CDSC and the distribution fees received from the Plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses on the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement.

Fees Paid to Officers and Trustees

With the exception of one officer, all officers of the Fund are employees of Columbia or its affiliates and receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, will pay its pro-rata share of the expenses associated with the Chief Compliance Officer position. The Fund's fee for the Office of the Chief Compliance Officer will not exceed $15,000 per year.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

Other

Columbia provides certain services to the Fund related to Sarbanes-Oxley compliance. For the year ended May 31, 2006, the Fund paid $2,385 to Columbia for such services. This amount is included in "Other expenses" on the Statement of Operations.

43

Columbia High Yield Opportunity Fund (May 31, 2006)

Note 5. Portfolio Information

For the year ended May 31, 2006, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $277,888,571 and $377,979,942, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit provided by State Street Bank and Trust Company. Borrowings are used for temporary or emergency purposes to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized line of credit. The commitment fee is included in "Other expenses" on the Statement of Operations.

For the year ended May 31, 2006, the Fund did not borrow under this arrangement.

Note 7. Disclosure of Significant Risks and Contingencies

Industry Focus

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order"). The SEC Order and the NYAG Settlement are referred to collectively as the "Settlements". The Settlements contain substantially the same terms and conditions as outlined in the agreements in principle which Columbia Group entered into with the SEC and NYAG in March 2004.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by

44

Columbia High Yield Opportunity Fund (May 31, 2006)

$32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC order, the $140 million in settlement amounts described above will be distributed in accordance with a distribution plan developed by an independent distribution consultant and approved by the SEC. The independent distribution consultant has been in consultation with the staff of the SEC and has submitted a proposed plan of distribution. The SEC has not yet approved a final plan of distribution.

As a result of these matters or any adverse publicity or other developments resulting from them, there may be increased redemptions or reduced sales of fund shares, which could increase transaction costs or operating expenses, or have other adverse consequences for the funds.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described in detail above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against several other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts and the Columbia Acorn Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA along with related claims under Section 48(a) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that the conduct, including market timing, entitles Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit has been removed to federal court in Massachusetts and the federal Judicial Panel has transferred the CDSC Lawsuit to the MDL.

The MDL is ongoing. Accordingly, an estimate of the financial impact of this litigation on any fund, if any, cannot currently be made.

In 2004, certain Columbia funds, the Trustees of the Columbia Funds, advisers and affiliated entities were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purpose. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and ordered that the case be closed. The plaintiffs filed a notice of appeal on December 30, 2005 and this appeal is pending.

For the year ended May 31, 2006, Columbia has assumed $6,519 of legal, consulting services and Trustees' fees incurred by the Fund in connection with these matters.

45

Report of Independent Registered Public Accounting Firm

Columbia High Yield Opportunity Fund

To the Trustees of the Columbia Funds Series Trust I and the Shareholders of Columbia Strategic Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia High Yield Opportunity Fund (the "Fund") (a series of Columbia Funds Series Trust I) at May 31, 2006, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.We believe that our audits, which included confirmation of securities at May 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
July 25, 2006

46

Fund Governance

Trustees  Columbia High Yield Opportunity

The Trustees/Directors serve terms of indefinite duration. The names, addresses and ages of the Trustees/Directors and officers of the Funds in the Columbia Funds Complex, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee/Director and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Douglas A. Hacker (Born 1955) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to April 1, 2006; (formerly President of UAL Loyalty Services (airline) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001; Senior Vice President-Finance from March, 1993 to July, 1999). Oversees 83, Nash Finch Company (food distributor)

Janet Langford Kelly (Born 1957) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) since March, 2005; Adjunct Professor of Law, Northwestern University, since September, 2004 (formerly Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003; Oversees 83, UAL Corporation (airline)

Richard W. Lowry (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer until 1987)). Oversees 85[2], None

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson and Richard L. Woolworth, who had been directors on the Columbia Board and trustees on the CMG Funds Board, were appointed to serve as trustees of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Messrs. Lowry, Neuhauser and Mayer also serve as directors/trustees of the Liberty All-Star Funds, currently consisting of 3 funds, which are advised by an affiliate of the Advisor.

47

Fund Governance (continued)

Trustees  Columbia High Yield Opportunity Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Charles R. Nelson (Born 1943) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993 (formerly Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003); Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; consultant on econometric and statistical matters. Oversees 83, None

John J. Neuhauser (Born 1942) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	University Professor Boston College since November, 2005; Academic Vice President and Dean of Faculties since August, 1999, Boston College (formerly Dean Boston College School of Management from September, 1977 to August, 1999). Oversees 85[2], Saucony, Inc. (athletic footwear)

Patrick J. Simpson (Born 1944) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 83, None

Thomas E. Stitzel (Born 1936) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 83, None

Thomas C. Theobald (Born 1937) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004 (formerly Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004). Oversees 83[3], Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services) and Ambac Financial Group (financial guaranty insurance)

3  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

48

Fund Governance (continued)

Trustees  Columbia High Yield Opportunity Fund

Name, address and age, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee/director, Other directorships held

Disinterested Trustees

Anne-Lee Verville (Born 1945) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 83, Chairman of the Board of Directors, Enesco Group, Inc. (producer of giftware and home and garden decor products)

Richard L. Woolworth (Born 1941) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1991)	Retired since December, 2003 (formerly Chairman and Chief Executive Officer, The Regence Group (regional health insurer); Chairman and Chief Executive Officer, BlueCross BlueShield of Oregon; Certified Public Accountant, Arthur Young & Company). Oversees 83, Northwest Natural Gas Co. (natural gas service provider)

Interested Trustee

William E. Mayer (Born 1940) c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999 (formerly Partner, Development Capital LLC from November, 1996 to February, 1999). Oversees 834, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing); OPENFIELD Solutions (retail industry technology provider)

4  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940 (1940 Act)) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information Includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 800-426-3750.

49

Fund Governance (continued)

Officers  Columbia High Yield Opportunity Fund

Name, address and age, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years
Christopher L. Wilson (Born 1957) One Financial Center Boston, MA 02111 President (since 2004)	Head of Mutual Funds since August, 2004 and Managing Director of the Advisor since September, 2005; President and Chief Executive Officer, CDC IXIS Asset Management Services, Inc. (investment management) from September, 1998 to August, 2004.

James R. Bordewick, Jr. (Born 1959) One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964) One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Managing Director of the Advisor since February, 1998.

Mary Joan Hoene (Born 1949) 100 Federal Street Boston, MA 02110 Senior Vice President and Chief Compliance Officer (since 2004)	Senior Vice President and Chief Compliance Officer of various funds in the Fund Complex; Partner, Carter, Ledyard & Milburn LLP (law firm) from January, 2001 to August, 2004.

Michael G. Clarke (Born 1969) One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration since January, 2006; Managing Director of Columbia Management Advisors, LLC September, 2004 to December, 2005; Vice President Fund Administration June, 2002 to September, 2004. Vice President Product Strategy and Development from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2004)	Director of Fund Administration since January, 2006; Fund Controller from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Head of Tax/Compliance and Assistant Treasurer from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Ty S. Edwards (Born 1966) One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration since January, 2006; Vice President of the Advisor from July, 2002 to December, 2005; Assistant Vice president and Director, State Street Corporation (financial services) prior to 2002.

Barry S. Vallan (Born 1969) One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

50

Columbia Funds – Columbia High Yield Opportunity Fund

Growth Funds	Columbia Acorn Fund
Columbia Acorn Select
Columbia Acorn USA
Columbia Growth Stock Fund
Columbia Large Cap Growth Fund
Columbia Marsico 21st Century Fund
Columbia Marsico Focused Equities Fund
Columbia Marsico Growth Fund
Columbia Marsico Mid Cap Growth Fund
Columbia Mid Cap Growth Fund
Columbia Small Cap Growth Fund I
Columbia Small Cap Growth Fund II
Columbia Small Company Equity Fund

Core Funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund Columbia Young Investor Fund

Value Funds	Columbia Disciplined Value Fund
Columbia Dividend Income Fund
Columbia Large Cap Value Fund
Columbia Mid Cap Value Fund
Columbia Small Cap Value Fund I
Columbia Small Cap Value Fund II
Columbia Strategic Investor Fund

Asset Allocation/Hybrid Funds	Columbia Asset Allocation Fund
Columbia Asset Allocation Fund II
Columbia Balanced Fund
Columbia Liberty Fund
Columbia LifeGoal(TM) Balanced Growth Portfolio
Columbia LifeGoal(TM) Growth Portfolio
Columbia LifeGoal(TM) Income Portfolio
Columbia LifeGoal(TM) Income and Growth Portfolio
Columbia Masters Global Equity Portfolio
Columbia Masters Heritage Portfolio
Columbia Masters International Equity Portfolio
Columbia Thermostat Fund

Index Funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund

Tax-Managed Fund	Columbia Tax-Managed Growth Fund

Specialty Funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund Columbia Utilities Fund

Global/International Funds	Columbia Acorn International
Columbia Acorn International Select
Columbia Global Value Fund
Columbia Greater China Fund
Columbia International Stock Fund
Columbia International Value Fund
Columbia Marsico International Opportunities Fund
Columbia Multi-Advisor International Equity Fund
Columbia World Equity Fund

51

Columbia Funds – Columbia High Yield Opportunity Fund

Taxable Bond Funds	Columbia Conservative High Yield Fund
Columbia Core Bond Fund
Columbia Federal Securities Fund
Columbia High Income Fund
Columbia High Yield Opportunity Fund
Columbia Income Fund
Columbia Intermediate Bond Fund
Columbia Intermediate Core Bond Fund
Columbia Short Term Bond Fund
Columbia Strategic Income Fund
Columbia Total Return Bond Fund
Columbia U.S. Treasury Index Fund

Tax-Exempt Bond Funds	Columbia California Tax-Exempt Fund
Columbia California Intermediate Municipal Bond Fund
Columbia Connecticut Tax-Exempt Fund
Columbia Connecticut Intermediate Municipal Bond Fund
Columbia Florida Intermediate Municipal Bond Fund
Columbia Georgia Intermediate Municipal Bond Fund
Columbia High Yield Municipal Fund
Columbia Intermediate Municipal Bond Fund
Columbia Massachusetts Intermediate Municipal Bond Fund
Columbia Massachusetts Tax-Exempt Fund
Columbia Maryland Intermediate Municipal Bond Fund
Columbia Municipal Income Fund
Columbia North Carolina Intermediate Municipal Bond Fund
Columbia New York Tax-Exempt Fund
Columbia New Jersey Intermediate Municipal Bond Fund
Columbia New York Intermediate Municipal Bond Fund
Columbia Oregon Intermediate Municipal Bond Fund
Columbia Rhode Island Intermediate Municipal Bond Fund
Columbia South Carolina Intermediate Municipal Bond Fund
Columbia Short Term Municipal Bond Fund
Columbia Tax-Exempt Fund
Columbia Tax-Exempt Insured Fund
Columbia Texas Intermediate Municipal Bond Fund
Columbia Virginia Intermediate Municipal Bond Fund

Money Market Funds	Columbia California Tax-Exempt Reserves
Columbia Cash Reserves
Columbia Connecticut Municipal Reserves
Columbia Government Plus Reserves
Columbia Government Reserves
Columbia Massachusetts Municipal Reserves
Columbia Money Market Reserves
Columbia Municipal Reserves
Columbia New York Tax-Exempt Reserves
Columbia Prime Reserves
Columbia Tax-Exempt Reserves
Columbia Treasury Reserves

For complete product information on any Columbia fund, visit our website at www.columbiafunds.com.

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

52

Important Information About This Report

Columbia High Yield Opportunity Fund

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you.

This report has been prepared for shareholders of Columbia High Yield Opportunity Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the fund and with the most recent copy of the Columbia Funds Performance Update.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund's website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Columbia Management Group, LLC ("Columbia Management") is the primary investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and advise institutional and mutual fund portfolios. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of NASD, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc.
P.O. Box 8081
Boston MA 02266-8081
800.345.6611

Distributor

Columbia Management
Distributors, Inc.
One Financial Center
Boston MA 02111

Investment Advisor

Columbia Management Advisors, LLC
100 Federal Street
Boston MA 02110

53

Columbia High Yield Opportunity Fund

Annual Report, May 31, 2006

Columbia Management®

PRSRT STD
U.S. Postage
PAID
Holliston, MA
Permit NO. 20

©2006 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/111299-0506 (07/06) 06/26832

Item 2. Code of Ethics.

(a)   The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)   During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)   During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel, Anne-Lee Verville and Richard L. Woolworth, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel, Ms. Verville and Mr. Woolworth are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the two series of the registrant whose reports to stockholders are included in this annual filing. The comparative information for fiscal year ended May 31, 2006 also includes fees paid by one series that was merged into the registrant during the period. The comparative information for fiscal year ended May 31, 2005 includes fees paid by the two series that were re-domiciled into the registrant during the period.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$90,000	$84,900

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$21,500	$7,400

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2006 and 2005, Audit-Related Fees include agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees of approximately $13,700 for agreed-upon procedures related to a fund merger and the review of the registrant’s anti-money laundering program.

During the fiscal years ended May 31, 2006 and May 31, 2005, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$22,400	$5,300

Tax Fees consist of the review of annual tax returns and include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Fiscal year 2006 also includes tax fees of approximately $9,500 for agreed-upon procedures related to a fund merger and review of the final tax return.

During the fiscal years ended May 31, 2006 and May 31, 2005, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$0	$0

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$359,600	$93,500

These fees consist of an internal control review of the registrant’s transfer agent. In addition, fiscal year 2006 also includes an internal control examination of the registrant’s investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

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(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended May 31, 2006 and May 31, 2005 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended May 31, 2006 and May 31, 2005 are approximately as follows:

2006	2005
$403,500	$106,200

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 7(d)(2)(ii)(G) of Schedule 14A or this Item.

Item 11. Controls and Procedures.

(a)   The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, has concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)   There were no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 27, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ Christopher L. Wilson
Christopher L. Wilson, President

Date	July 27, 2006

By (Signature and Title)	/S/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	July 27, 2006